ANNUAL
                                     REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)

                                DECEMBER 31, 1997

                                AMERICAN CENTURY
                                    VARIABLE
                                PORTFOLIOS, INC.

                                    VP Value


                                TABLE OF CONTENTS

Our Message to You ........................................................    1
Performance & Portfolio Information .......................................    2
Management Q & A ..........................................................    3
Schedule of Investments ...................................................    5
Statement of Assets and Liabilities .......................................    7
Statement of Operations ...................................................    8
Statements of Changes in Net Assets .......................................    9
Notes to Financial Statements .............................................   10
Financial Highlights ......................................................   12
Independent Auditors' Report ..............................................   13
Background Information
           Investment Philosophy and Policies .............................   16
           Comparative Indices ............................................   16
Glossary ..................................................................   17


WE WELCOME YOUR COMMENTS OR QUESTIONS ABOUT THIS REPORT.
SEE THE BACK COVER FOR WAYS TO CONTACT US BY MAIL, PHONE OR E-MAIL.

American Century and Benham Group are registered marks of American Century Services Corporation.


                                                  AMERICAN CENTURY INVESTMENTS


                               OUR MESSAGE TO YOU

              [Photo of James E. Stowers and James E. Stowers III]

    VP Value performed very well in 1997, especially in light of the strong crosscurrents in domestic markets. The market rally in the early part of the year had a very narrow focus. At one point, large companies were outperforming smaller ones by the greatest margin in fifty years. Smaller stocks bounced back sharply in the second and much of the third quarter, until the turmoil in Southeast Asia pulled down equity prices in general. VP Value's strong showing despite this turbulent environment demonstrates the benefits of the management team's risk-adjusted investment approach.

    The economy remained strong in 1997, with low interest rates and benign inflation, and this--in addition to the continuing stream of assets flowing into stocks--helped explain the U.S. market's third year of exceptional returns. In fact, 1995-1997 marked one of the best three-year performance periods in the stock market's history. Volatility aside, 1997 was a very good year. Although we believe a fourth year of similar returns is unlikely, please keep in mind that the U.S. economy is very healthy, and over time that should continue to benefit stocks.

    This past year was very eventful for American Century. In July, J.P. Morgan agreed to become a significant minority shareholder in American Century. J.P. Morgan has been in business more than 150 years, serving institutions, governments and individuals with complex financial needs. Under the terms of the business partnership, which was finalized January 15, 1998, American Century will continue to operate as an independent company. Our corporate management team will remain the same, and the Stowers family will retain voting control of American Century.

    On a more personal note, 1998 also marks the 40th year since we launched our first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, money market, and combination (stock and bond) funds that provide investors with such a wide range of choice and flexibility.

    Whatever  your  financial   goals,  we  believe   American  Century  has  an
outstanding lineup of funds to help you reach them.

Sincerely,

/s/James E. Stowers                        /s/James E. Stowers III
James E. Stowers, Jr.                      James E. Stowers III
CHAIRMAN OF THE BOARD AND FOUNDER          CHIEF EXECUTIVE OFFICER
                                           AMERICAN CENTURY
                                           INVESTMENT MANAGEMENT, INC.


ANNUAL REPORT                                    OUR MESSAGE TO YOU     1


                       PERFORMANCE & PORTFOLIO INFORMATION

                                     6 MONTHS(1)    1 YEAR    LIFE OF FUND(2)

TOTAL RETURNS AS OF DECEMBER 31, 1997

   VP Value .......................... 11.24%       26.08%         23.16%
   S&P 500 ........................... 10.51%       33.28%         29.21%
   S&P 500/BARRA Value Index ......... 11.58%       29.99%         26.29%

(1) NOT ANNUALIZED.
(2) THE FUND'S INCEPTION DATE WAS 5/1/96.

See pages 16 and 17 for more information about comparative indices and returns.


[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

$10,000 investment made 5/1/96

Date           TCI Value       S&P Barra Value Index        S&P 500
5/01/96         $10,000               $10,000               $10,000
5/31/96         $10,120               $10,151               $10,222
6/30/96         $10,275               $10,102               $10,302
7/31/96          $9,673                $9,676                $9,831
8/31/96          $9,974                $9,943               $10,016
9/30/96         $10,323               $10,369               $10,619
10/31/96        $10,484               $10,720               $10,897
11/30/96        $11,148               $11,540               $11,696
12/31/96        $11,228               $11,351               $11,505
1/31/97         $11,363               $11,874               $12,208
2/28/97         $11,544               $11,961               $12,280
3/31/97         $11,256               $11,552               $11,816
4/30/97         $11,460               $11,985               $12,502
5/31/97         $12,216               $12,737               $13,236
6/30/97         $12,727               $13,223               $13,876
7/31/97         $13,483               $14,281               $14,955
8/31/97         $13,462               $13,636               $14,096
9/30/97         $14,218               $14,435               $14,909
10/31/97        $13,544               $13,904               $14,394
11/30/97        $13,810               $14,434               $15,036
12/31/97        $14,157               $14,755               $15,335

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return lines of the indices do not.


PORTFOLIO AT A GLANCE
                                                12/31/97         12/31/96
Number of Companies                                67               78
Price/Earnings Ratio                              16.6             15.0
Portfolio Turnover                                138%            49%(1)

(1) MAY 1, 1996 (INCEPTION) THROUGH DECEMBER 31, 1996.

                 See Glossary on page 17 for investment terms.


2    PERFORMANCE & PORTFOLIO INFORMATION      AMERICAN CENTURY INVESTMENTS


                                MANAGEMENT Q & A

    An interview with Phil Davidson and Peter Zuger, portfolio managers on the VP Value investment team.

HOW DID THE FUND PERFORM FOR THE YEAR ENDING DECEMBER 31, 1997?

    VP  Value  performed  very  competitively,   posting  a  26.08%  return.  It
moderately lagged its benchmark, the S&P 500 BARRA/Value Index, which gained 29.99% for the year. The S&P 500 registered a 33.28% gain in 1997.

    VP Value is managed to be less volatile than the market. Accordingly, it usually will outperform the broad market during downturns and underperform it during rallies. We are satisfied with VP Value's fair showing relative to the S&P 500. The fund participated nicely in the year's rising equity market.

WHAT EXPLAINS THE FUND'S PERFORMANCE COMPARED TO ITS BENCHMARK INDEX?

    VP Value seeks long-term capital appreciation via a bottom-up, risk-adjusted approach. We think defensively, analyzing one stock at a time, and buy and sell stocks using very disciplined investment criteria. As a result, VP Value is somewhat more conservative than its benchmark, and may trail it in strong market environments. This was the case in 1997. We believe the fund's defensive nature enables it to offer investors good participation in strong markets while controlling risk.

WHICH STOCKS OR SECTORS ADDED MOST TO RETURNS?

    The fund's best-performing stocks were Mercantile Bancorporation and First Virginia Bank, which were good performers throughout 1997. Both continued to reap the benefits of merger and acquisition activity in the financial services industry. Mercantile's shares returned 21.80% in the fourth quarter alone, and both stocks closed out the year at their highs.

    VP Value benefited as well from its holdings in Hudson Foods. We purchased the stock at a very attractive price in August following the discovery of bacteria in ground beef produced at the company's Nebraska meat packing plant. We have owned this company in the past and continued to be impressed with its sound management practices and strong fundamentals. Despite the company's trouble in its beef operations, which represent just 6% of revenues, we were confident that its long-term prospects remained promising. That confidence turned out to be well-founded -- Hudson was ultimately purchased by Tyson Foods and its stock rebounded sharply.

    Other food and beverage stocks that contributed to performance included Universal Foods and Archer Daniels Midland. ADM's share price was depressed early in the period due to concerns about high grain prices. Those concerns evaporated later in the year when grain harvests were respectable, and substantial share price appreciation followed.

WHICH STOCKS WERE DISAPPOINTING?

    The fund's worst-performing stock in 1997 was Homestake Mining. When we purchased Homestake in November of 1997, gold prices were falling, but they didn't hit their lows until December. That's when we also purchased Barrick Gold, another mining stock. Although Homestake and Barrick together have been mildly negative, we continue to hold them because we believe an advantageous supply-and-demand environment is developing for gold. Gold prices have dropped below mining costs, causing a number of mines to close. However, jewelry demand remains steady, which should ultimately have a positive effect on gold prices as demand exceeds mine production. Central bank sales of gold were another factor contributing to gold's weak current price. Going forward, we believe central bank sales will be disciplined, allowing gold prices to recover.

    Tecumseh Products was also a disappointment. Tecumseh is a sound, well-managed company that manufactures compressors for refrigerators and air conditioners. We bought the stock in March at an attractive price. However, a cooler-than-expected


ANNUAL REPORT                                     MANAGEMENT Q & A     3


                                MANAGEMENT Q & A

summer resulted in soft demand for the company's products, a problem that was compounded by increasing investor concerns about currency devaluation and an economic slowdown in Brazil, an important market for Tecumseh. The two events ultimately caused the stock price to decline more than 18% in the second half of the year. However, we are maintaining the position because we believe Tecumseh will overcome these short-term difficulties and produce attractive returns.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO SINCE THE SEMIANNUAL REPORT?

    Our greatest shift has been in the electric utilities sector, where we reduced holdings from 10% of investments at mid-year to 2% at December 31. Stocks we eliminated included New York State Electric and Gas, Florida Progress Group and Wisconsin Energy Corp. These stocks moved significantly higher in the fourth quarter as interest rates fell and investors became defensive in the wake of the Asian currency crisis. We also eliminated several chemical stocks and some food retailers because their prices approached what we consider fair valuation.

    On the buy side, we increased holdings in the energy sector in response to changes in the industry. The fund was underweighted in energy heading into the fourth quarter, and we began building our position then as prices softened and valuations became attractive. Holdings in this sector reached 9.1% of investments by year end. We also increased the weighting in metals and mining stocks from 1.3% of investments to 6.0%, for reasons discussed earlier. The portfolio has meaningful positions in pharmaceutical firms and automobile and auto parts manufacturers as well.

WHAT IS YOUR OUTLOOK GOING FORWARD?

    Our outlook is largely unchanged. Our emphasis continues to be on individual stock selection rather than on the market in general or on specific sectors or themes. We are still finding a wide variety of companies that are attractively valued. We also are confident VP Value is well-positioned in seasoned businesses that are temporarily undervalued. These securities should continue to provide long-term capital appreciation and help cushion performance when markets are volatile. Current market leadership has been dominated by large-capitalization stocks with visible near-term earnings growth. This narrow leadership is unlikely to prove sustainable. Our approach should benefit when leadership broadens.

TOP TEN HOLDINGS                                 % of fund investments

                                                As of             As of
                                               12/31/97          6/30/97
Giant Food Inc. Cl A                             4.5%             4.1%
Mercantile
   Bancorporation Inc.                           2.6%             2.0%
Mallinckrodt Inc.                                2.4%             2.5%
Beckman Instruments, Inc.                        2.4%              --
IBP, Inc.                                        2.3%             1.9%
Great Lakes Chemical Corp.                       2.3%             2.4%
WMX Technologies, Inc.                           2.3%             0.7%
Reynolds Metals Co.                              2.2%             0.5%
Superior Industries
   International, Inc.                           2.2%             2.3%
Burlington Resources, Inc.                       2.1%             0.4%


TOP FIVE INDUSTRIES                              % of fund investments

                                                As of             As of
                                               12/31/97          6/30/97
Energy (Production
   and Marketing)                                9.1%             7.9%
Retail (Food and Drug)                           6.5%             7.8%
Banking                                          6.1%             3.7%
Metals and Mining                                6.0%             1.3%
Automobiles and Auto Parts                       5.7%             5.4%


4      MANAGEMENT Q & A                       AMERICAN CENTURY INVESTMENTS


                             SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997

Shares                                                            Value
--------------------------------------------------------------------------------

COMMON STOCKS

AEROSPACE & DEFENSE--1.2%
          42,200  Litton Industries, Inc.(1)                  $  2,426,500
                                                            ---------------

AUTOMOBILES & AUTO PARTS--5.7%
         151,900  Cooper Tire and Rubber Company                 3,702,563
          88,300  Echlin Inc.                                    3,195,356
         156,800  Superior Industries International, Inc.        4,204,200
                                                            ---------------
                                                                11,102,119
                                                            ---------------

BANKING--6.1%
         64,500  First Virginia Banks, Inc.                      3,333,844
         83,500  Mercantile Bancorporation Inc.                  5,135,250
         55,100  NationsBank Corp.                               3,350,769
                                                            ---------------
                                                                11,819,863
                                                            ---------------

BUSINESS SERVICES & SUPPLIES--1.2%
         127,500  Reynolds & Reynolds Co.                        2,350,781
                                                            ---------------

CHEMICALS & RESINS--5.4%
          99,600  Great Lakes Chemical Corp.                     4,469,550
          92,500  Nalco Chemical Co.                             3,659,531
          52,600  Praxair, Inc.                                  2,367,000
                                                            ---------------
                                                                10,496,081
                                                            ---------------

COMMUNICATIONS SERVICES--1.0%
          39,100  Frontier Corp.                                   940,844
          18,200  GTE Corp.                                        950,950
                                                            ---------------
                                                                 1,891,794
                                                            ---------------

COMPUTER PERIPHERALS--0.5%
          65,400  BMC Industries, Inc.                           1,054,575
                                                            ---------------

COMPUTER SOFTWARE & SERVICES--3.5%
         140,300  First Data Corp.                               4,103,775
          86,700  GTECH Holdings Corp.(1)                        2,768,981
                                                            ---------------
                                                                 6,872,756
                                                            ---------------

CONSUMER PRODUCTS--1.1%
          40,600  Whirlpool Corp.                                2,233,000
                                                            ---------------

CONTROL & MEASUREMENT--2.4%
         119,000  Beckman Instruments, Inc.                      4,760,000
                                                            ---------------

Shares                                                            Value
--------------------------------------------------------------------------------

ELECTRICAL & ELECTRONIC
COMPONENTS--3.7%
          58,400  AMP, Inc.                                   $  2,452,800
          69,800  General Signal Corp.                           2,944,688
          37,800  Tecumseh Products Cl A                         1,849,838
                                                            ---------------
                                                                 7,247,326
                                                            ---------------

ENERGY (PRODUCTION & MARKETING)--9.1%
           8,400  Apache Corp.                                     294,525
          92,700  Burlington Resources Inc.                      4,154,119
          53,300  Murphy Oil Corp.                               2,888,194
         110,600  Seagull Energy Corp.(1)                        2,281,125
           9,500  Swift Energy Co.                                 200,094
         121,900  Ultramar Diamond Shamrock Corp.                3,885,562
         103,500  Unocal Corp.                                   4,017,094
                                                            ---------------
                                                                17,720,713
                                                            ---------------

ENVIRONMENTAL SERVICES--2.8%
         160,400  WMX Technologies, Inc.                         4,411,000
         178,100  Waste Management
                    International plc ADR(1)                     1,113,125
                                                            ---------------
                                                                 5,524,125
                                                            ---------------

FOOD & BEVERAGE--5.4%
         108,661  Archer-Daniels-Midland Co.                     2,356,585
         215,000  IBP, Inc.                                      4,501,563
          86,400  Universal Foods Corp.                          3,650,400
                                                            ---------------
                                                                10,508,548
                                                            ---------------

HEALTHCARE--2.4%
          26,500  Bausch & Lomb Inc.                             1,050,062
          99,700  Columbia/HCA Healthcare Corp.                  2,953,613
          30,500  Lab Holdings Inc.                                691,016
                                                            ---------------
                                                                 4,694,691
                                                            ---------------

INDUSTRIAL EQUIPMENT & MACHINERY--1.5%
          60,600  Cooper Industries, Inc.                        2,969,400
                                                            ---------------

INSURANCE--5.2%
         53,300  Aetna Life and Casualty Co.                     3,760,981
         40,400  Argonaut Group, Inc.                            1,391,275
         25,700  CNA Financial Corp.(1)                          3,283,175
         33,700  SAFECO Corp.                                    1,640,769
                                                            ---------------
                                                                10,076,200
                                                            ---------------

LEISURE--1.4%
         46,500  Eastman Kodak Co.                               2,827,781
                                                            ---------------

SEE NOTES TO FINANCIAL STATEMENTS


ANNUAL REPORT                                SCHEDULE OF INVESTMENTS      5


                             SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997

Shares                                                            Value
--------------------------------------------------------------------------------

METALS & MINING--6.0%
         44,400  Arch Coal Inc.                               $  1,215,450
        182,600  Barrick Gold Corp.                              3,400,925
        316,100  Homestake Mining Co.                            2,805,387
         72,700  Reynolds Metals Co.                             4,362,000
                                                            ---------------
                                                                11,783,762
                                                            ---------------

PAPER & FOREST PRODUCTS--2.8%
          36,600  Chesapeake Corp.                               1,258,125
          52,300  Rayonier, Inc.                                 2,226,019
          63,600  Westvaco Corp.                                 1,999,425
                                                            ---------------
                                                                 5,483,569
                                                            ---------------

PHARMACEUTICALS--4.2%
         100,700  Allergan, Inc.                                 3,379,744
         125,700  Mallinckrodt Inc.                              4,776,600
                                                            ---------------
                                                                 8,156,344
                                                            ---------------

PRINTING & PUBLISHING--2.0%
          92,300  Banta Corp.                                    2,520,944
          49,400  McClatchy Newspapers, Inc.                     1,343,062
                                                            ---------------
                                                                 3,864,006
                                                            ---------------

RAILROAD--1.7%
          62,200  CSX Corp.                                      3,358,800
                                                            ---------------

RETAIL (FOOD & DRUG)--6.5%
          78,100  American Stores Co.                            1,605,931
         260,800  Giant Food Inc. Cl A                           8,785,700
          50,600  Hannaford Brothers Co.                         2,197,938
                                                            ---------------
                                                                12,589,569
                                                            ---------------

RETAIL (GENERAL MERCHANDISE)--4.3%
          92,500  Dillard's Inc. Cl A                            3,260,625
          25,300  May Department Stores Co. (The)                1,332,994
          61,600  Mercantile Stores Co., Inc.                    3,749,900
                                                            ---------------
                                                                 8,343,519
                                                            ---------------

RETAIL (SPECIALTY)--0.9%
          70,900  Pep Boys-Manny, Moe & Jack (The)               1,692,737
                                                            ---------------

RUBBER & PLASTICS--2.4%
          98,500  Rubbermaid Inc.                                2,462,500
          77,900  Tupperware Corp.                               2,171,462
                                                            ---------------
                                                                 4,633,962
                                                            ---------------

Shares/Principal Amount                                          Value
--------------------------------------------------------------------------------

TEXTILES & APPAREL--1.7%
         132,900  Fruit of the Loom, Inc.(1)                  $  3,405,562
                                                            ---------------

TRANSPORTATION--1.9%
          62,300  XTRA Corp.                                     3,652,337
                                                            ---------------

UTILITIES--2.0%
          24,100  Texas Utilities Co.                            1,001,656
          65,400  Union Electric Co.                             2,828,550
                                                            ---------------
                                                                 3,830,206
                                                            ---------------

TOTAL COMMON STOCKS--96.0%                                     187,370,626
                                                            ---------------
    (Cost $181,652,670)

SHORT-TERM CASH INVESTMENTS

       $7,700,000 par value FHLB Discount Note,
              5.40%, 1/2/98(2)                                   7,700,000

       200,000 Units of Participation in Chase Vista
              Federal Money Market Fund
              (Institutional Shares)                               200,000
                                                            ---------------

TOTAL SHORT-TERM CASH INVESTMENTS--4.0%                          7,900,000
                                                            ---------------
    (Cost $7,898,845)

TOTAL INVESTMENT SECURITIES--100.0%                           $195,270,626
                                                            ===============
    (Cost $189,551,515)


NOTES TO SCHEDULE OF INVESTMENTS

ADR = AMERICAN DEPOSITARY RECEIPT
FHLB = FEDERAL HOME LOAN BANK
(1) NON-INCOME PRODUCING.
(2) THE RATES FOR U.S. GOVERNMENT AGENCY DISCOUNT NOTES ARE THE YIELD TO MATURITY AT PURCHASE.

SEE NOTES TO FINANCIAL STATEMENTS


6      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                       STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

ASSETS

Investment securities, at value
   (identified cost of $189,551,515) (Note 3) .................     $195,270,626
Cash ..........................................................        2,418,115
Receivable for investments sold ...............................          370,520
Dividends and interest receivable .............................          261,116
                                                                    ------------
                                                                     198,320,377
                                                                    ------------
LIABILITIES

Payable for investments purchased .............................        5,117,725
Payable for capital shares redeemed ...........................        5,033,614
Accrued management fees (Note 2) ..............................          153,566
Payable for directors' fees and expenses ......................              314
                                                                    ------------
                                                                      10,305,219
                                                                    ------------
NET ASSETS ....................................................     $188,015,158
                                                                    ============

CAPITAL SHARES, $0.01 PAR VALUE

Authorized ....................................................      500,000,000
                                                                    ============
Outstanding ...................................................       27,131,321
                                                                    ============

NET ASSET VALUE PER SHARE .....................................     $       6.93
                                                                    ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) .......................     $166,127,034
Undistributed net investment income ...........................        1,369,189
Accumulated net realized gain
  from investments and foreign currency transactions ..........       14,799,824
Net unrealized appreciation on
  investments and translation of assets and liabilities
  in foreign currencies (Note 3) ..............................        5,719,111
                                                                    ------------
                                                                    $188,015,158
                                                                    ============

SEE NOTES TO FINANCIAL STATEMENTS


ANNUAL REPORT                   STATEMENT OF ASSETS AND LIABILITIES       7


                             STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME

INCOME:
Dividends (net of foreign taxes withheld of $4,853) ............     $ 2,244,41
Interest .......................................................        323,084
                                                                    -----------
                                                                      2,567,497
                                                                    -----------
EXPENSES (Note 2):
Management fees ................................................        985,657
Directors' fees and expenses ...................................            957
                                                                    -----------
                                                                        986,614
                                                                    -----------

NET INVESTMENT INCOME ..........................................      1,580,883
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

NET REALIZED GAIN (LOSS) ON:
Investments ....................................................     14,827,831
Foreign currency transactions ..................................         (3,693)
                                                                    -----------
                                                                     14,824,138
                                                                    -----------
CHANGE IN NET UNREALIZED APPRECIATION ON:
Investments ....................................................      4,646,593
Translation of assets and liabilities in foreign currencies ....          1,506
                                                                    -----------
                                                                      4,648,099
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY ...............................     19,472,237
                                                                    -----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ......................................     $21,053,12
                                                                    ===========

SEE NOTES TO FINANCIAL STATEMENTS


8      STATEMENT OF OPERATIONS                AMERICAN CENTURY INVESTMENTS


                       STATEMENTS OF CHANGES IN NET ASSETS


YEAR ENDED DECEMBER 31, 1997 AND
PERIOD ENDED DECEMBER 31, 1996

INCREASE IN NET ASSETS                                1997           1996(1)

OPERATIONS

Net investment income ........................   $   1,580,883    $     122,872
Net realized gain on investments and foreign
   currency transactions .....................      14,824,138          434,897
Change in net unrealized appreciation on
   investments and translation of
   assets and liabilities
   in foreign currencies .....................       4,648,099        1,071,012
                                                 -------------    -------------
Net increase in net assets
    resulting from operations ................      21,053,120        1,628,781
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income ...................        (292,815)         (42,223)
From net realized gains
    on investment transactions ...............        (458,739)            --
                                                 -------------    -------------
Decrease in net assets from distributions ....        (751,554)         (42,223)
                                                 -------------    -------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ....................     180,436,404       23,361,157
Proceeds from reinvestment of distributions ..         751,552           42,223
Payments for shares redeemed .................     (37,368,227)      (1,096,075)
                                                 -------------    -------------
Net increase in net assets from
    capital share transactions ...............     143,819,729       22,307,305
                                                 -------------    -------------

NET INCREASE IN NET ASSETS ...................     164,121,295       23,893,863

NET ASSETS

Beginning of period ..........................      23,893,863             --
                                                 -------------    -------------
End of period ................................   $ 188,015,158    $  23,893,863
                                                 =============    =============

Undistributed net investment income ..........   $   1,369,189             --
                                                 =============    =============
TRANSACTIONS IN SHARES OF THE FUND

Sold .........................................      28,338,269        4,494,002
Issued in reinvestment of distributions ......         134,355            8,257
Redeemed .....................................      (5,620,068)        (223,494)
                                                 -------------    -------------
Net increase .................................      22,852,556        4,278,765
                                                 =============    =============


(1) MAY 1, 1996 (INCEPTION) THROUGH DECEMBER 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS


ANNUAL REPORT                    STATEMENTS OF CHANGES IN NET ASSETS      9


                          NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Variable Portfolios, Inc., formerly TCI Portfolios, Inc., (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP Value, formerly TCI Value, (the Fund) is one of the six series of funds issued by the Corporation. The Fund's investment objective is long-term capital growth. Income is a secondary objective. The Fund seeks to achieve its investment objective by investing in securities management believes to be undervalued at the time of purchase. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open forward foreign currency exchange contracts at December 31, 1997.

    FUTURES CONTRACTS--The Fund may enter into stock index futures contracts in order to manage the Fund's exposure to changes in market conditions. One of the risks of entering into futures contracts includes the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at December 31, 1997.

    REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the col-


10     NOTES TO FINANCIAL STATEMENTS           AMERICAN CENTURY INVESTMENTS


                          NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

lateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

    JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

    ADDITIONAL  INFORMATION--Effective January 15, 1998, Funds Distributor, Inc.
(FDI) became the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.00%.

    Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases  and  sales  of  investment   securities,   excluding   short-term
investments, totaled $277,960,879 and $132,127,335, respectively.

    As of December 31, 1997, accumulated net unrealized appreciation was $4,132,495, based on the aggregate cost of investments of $191,138,131 for federal income tax purposes, which consisted of unrealized appreciation of $8,167,009 and unrealized depreciation of $4,034,514.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       11


                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                  1997            1996(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ....................    $        5.58      $       5.00
                                            -------------      ------------
Income From Investment Operations

  Net Investment Income ................             0.07              0.05

  Net Realized and Unrealized Gain
  on Investment Transactions ...........             1.37              0.56
                                            -------------      ------------
  Total From
  Investment Operations ................             1.44              0.61
                                            -------------      ------------
Distributions

  From Net Investment Income ...........            (0.04)            (0.03)

  From Net Realized Gains
  on Investment Transactions ...........            (0.05)             --
                                            -------------      ------------
  Total Distributions ..................            (0.09)            (0.03)
                                            -------------      ------------
Net Asset Value,
End of Period ..........................    $        6.93      $       5.58
                                            =============      ============
  Total Return(2) ......................            26.08%            12.28%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ..................             1.00%             1.00%(3)

Ratio of Net Investment Income
to Average Net Assets ..................             1.60%             1.98%(3)

Portfolio Turnover Rate ................              138%               49%

Average Commission Paid per
Share of Equity Security Traded ........    $      0.0369      $     0.0271

Net Assets, End
of Period (in thousands) ...............    $     188,015      $     23,894


(1) MAY 1, 1996 (INCEPTION) THROUGH DECEMBER 31, 1996.

(2) TOTAL  RETURN   ASSUMES   REINVESTMENT   OF  DIVIDENDS   AND  CAPITAL  GAINS
    DISTRIBUTIONS, IF ANY. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(3) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS


12      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century VP Value (formerly TCI Value) (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc. (formerly TCI Portfolios, Inc.), as of December 31, 1997, and the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The financial statements and the financial highlights of the Fund for the period May 1, 1996 through December 31, 1996 were audited by other auditors whose report, dated January 21, 1997, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century VP Value as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Kansas City, Missouri
January 30, 1998


ANNUAL REPORT                          INDEPENDENT AUDITORS' REPORT       13


                                      NOTES


14      NOTES                                  AMERICAN CENTURY INVESTMENTS


                                      NOTES


ANNUAL REPORT                                                 NOTES       15


                             BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

    Conservative investment practices are the hallmark of American Century's conservative equity funds. Broad diversification across many industries is stressed to reduce the impact of one sector on fund performance. The management team also looks for dividend yield, since dividend income can help offset the impact of market downturns on fund performance. American Century funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

    VP VALUE'S investment objective is long-term capital growth, with income as a secondary objective. To achieve this objective, the fund invests in the equity securities of seasoned, established businesses that the fund's management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may secondarily look for income when making portfolio selections.

COMPARATIVE INDICES

    The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

    The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded U.S. companies that are considered to be leading firms in leading industries. Created by the Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock performance.

    The S&P 500/BARRA VALUE index is a capitalization-weighted index consisting of S&P 500 stocks that have lower price/book ratios and in general share other characteristics associated with value-style stocks.


16      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                    GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the "FINANCIAL HIGHLIGHTS" on page 12.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

TYPES OF STOCKS

* BLUE-CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

STATISTICAL TERMINOLOGY

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


ANNUAL REPORT                                              GLOSSARY       17


[american century logo]
American
Century(reg.sm)

P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INVESTOR SERVICES:
1-800-345-3533 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3485

FAX: 816-340-4360

INTERNET: www.americancentury.com


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.

9801           [recycled logo]
SH-BKT-11076      Recycled

                                     ANNUAL
                                     REPORT

                             [american century logo]
                                    American
                                 Century(reg.sm)

                                DECEMBER 31, 1997

                                AMERICAN CENTURY
                                    VARIABLE
                                PORTFOLIOS, INC.

                                VP International


                               TABLE OF CONTENTS


Our Message to You ........................................................    1
Performance & Portfolio Information .......................................    2
Management Q & A ..........................................................    3
Schedule of Investments ...................................................    5
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statements of Changes in Net Assets .......................................   12
Notes to Financial Statements .............................................   13
Financial Highlights ......................................................   15
Independent Auditors' Report ..............................................   16
Background Information
           Investment Philosophy and Policies .............................   20
           How Currency Returns Affect
               Performance ................................................   20
           Comparative Indices ............................................   20
Glossary ..................................................................   21

We welcome your comments or questions about this report.

See the back cover for ways to contact us by mail, phone or e-mail.


American Century and Benham Group are registered marks of American Century Services Corporation.


                                            AMERICAN CENTURY INVESTMENTS


                              OUR MESSAGE TO YOU


            [photo of James E.Stowers, Jr. and James E Stowers III]

    VP International performed very well in 1997, especially in light of the strong crosscurrents in foreign markets. The fund finished its fiscal year well ahead of its performance benchmark. Once again, investment discipline and attention to business fundamentals made the difference. Our management team focuses on individual companies and looks for sound, fast-growing businesses worldwide. Our managers build portfolios according to the earnings growth and quality of each company, not by countries or geographic regions.

    Although foreign markets were volatile this year, 1997 served as a good example of the diversification that international markets can offer investors, even in times of crisis. Over the long term, global markets in fact tend to perform independently. But when a crisis occurs, as it did in Southeast Asia late in 1997, global markets often move together. Once the downward adjustments subside and investors regain perspective, these markets usually decouple and go their separate ways again. Regional volatility notwithstanding, 1997 saw a wide variation in returns.

    VP International was able to take advantage of this performance variation, and invested in some very attractive opportunities, especially in Europe. We also avoided much -- though not all -- of the turbulence afflicting the economies of Southeast Asia.

    In spite of these conditions, our management team found individual companies we think have the fundamentals not only to come through the tough times in good shape, but to make rapid progress once the present troubles abate. This approach has helped VP International produce strong returns since its inception.

    In 1997, we were also active on the corporate front. In July, J.P. Morgan agreed to become a significant minority shareholder in American Century. J.P. Morgan has been in business over 150 years, serving institutions, governments and individuals with complex financial needs. Under the terms of the business partnership, which was finalized January 15, 1998, American Century will continue to operate as an independent company. Our corporate management team will remain the same, and the Stowers family will retain voting control of American Century.

    On a more personal note, 1998 also marks the 40th year since we launched our first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, money market, and combination (stock and bond) funds that provide investors with such a wide range of choice and flexibility.

    Whatever  your  financial   goals,  we  believe   American  Century  has  an
outstanding lineup of funds to help you reach them.

Sincerely,

/s/James E. Stowers, Jr.               /s/James E.Stowers III
James E. Stowers, Jr.                  James E. Stowers III
Chairman of the Board and Founder      Chief Executive Officer
                                       American Century Investment
                                         Management, Inc.



ANNUAL REPORT                                    OUR MESSAGE TO YOU        1


                      PERFORMANCE & PORTFOLIO INFORMATION

                                                                            AVERAGE ANNUAL RETURNS
                                        6 MONTHS(1)       1 YEAR          3 YEARS       LIFE OF FUND(2)
TOTAL RETURNS AS OF DECEMBER 31, 1997
   VP International ....................   -0.15%         18.63%          15.04%           10.60%
   MSCI EAFE(reg.tm) Index .............   -8.48%          1.78%           6.27%            5.08%

(1) Not annualized.
(2) The fund's inception date was 5/1/94.

See pages 20 and 21 for more information about the comparative index and returns.

PORTFOLIO AT A GLANCE
                           12/31/97          12/31/96
Number of Companies           117               101
Portfolio Turnover           173%              154%


[line graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 12/13/97
VP International       $14,468
MSCI EAFE(reg.tm)      $11,991

$10,000 investment made 5/1/94

                  VP INTERNATIONAL                MSCI EAFE INDEX
                                  ACCT                           ACCT
DATE            RETURN            VALUE        RETURN           VALUE
5/1/94                          $10,000                        $10,000
6/30/94          -2.20%          $9,780         0.83%          $10,083
9/30/94           1.00%         $10,100         0.93%          $10,093
12/31/94         -5.00%          $9,500        -0.10%           $9,990
3/31/95          -7.00%          $9,300         1.76%          $10,176
6/30/95          -1.20%          $9,880         2.50%          $10,250
9/30/95           3.60%         $10,360         6.77%          $10,677
12/31/95          6.60%         $10,660        11.10%          $11,110
3/31/96           9.20%         $10,920        14.31%          $11,431
6/30/96          14.39%         $11,439        16.11%          $11,611
9/30/96          15.20%         $11,520        15.97%          $11,597
12/31/96         21.96%         $12,196        17.81%          $11,781
3/31/97          28.40%         $12,840        15.97%          $11,597
6/30/97          44.89%         $14,489        31.02%          $13,102
9/30/97          50.18%         $15,018        30.10%          $13,010
12/31/97         44.68%         $14,468        19.91%          $11,991

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return line of the MSCI EAFE(reg.tm) index does not.

                 See Glossary on page 21 for investment terms.


2   PERFORMANCE & PORTFOLIO INFORMATION           AMERICAN CENTURY INVESTMENTS


                               MANAGEMENT Q & A

    An interview with Henrik Strabo and Mark Kopinski, portfolio managers on the VP International investment team.

VP INTERNATIONAL PERFORMED VERY WELL THIS YEAR. WHAT EXPLAINS ITS OUTSTANDING RETURNS?

    This was a difficult year in foreign markets. The fund's benchmark, the Morgan Stanley Capital International EAFE Index, returned just 1.78% for the year ended December 31, 1997. The markets of Southeast Asia and Japan were much weaker. We think this serves to highlight just how well VP International performed, returning 18.63%.

    We are both pleased with and proud of VP Inter- national's performance, but we're also aware that it sets a very high hurdle going forward. Our challenge is to keep returns ahead of the fund's benchmark.

HOW DO YOU EXPLAIN THE GOOD RESULTS THIS YEAR?

    Our investment methodology is largely responsible for the good results to date. This year, the "bottom up" approach, which focuses on the earnings growth of individual companies, led us to faster-growing European companies and away from slower-growing companies in troubled areas, such as Southeast Asia and Japan. In Europe, many companies continued the robust growth they have enjoyed for more than two years. Low interest rates and optimism that low rates will continue enabled businesses to restructure and re-engineer their operations, resulting in greater efficiencies and profitability. Fund returns were also boosted by holdings in financial service firms that continued to benefit from the boom brought on by the liberalization and restructuring of the financial sector in Europe.

WHICH EUROPEAN HOLDINGS CONTRIBUTED TO PERFORMANCE THIS YEAR?

    Some of the year's top performers included Credit Suisse Group, one of the fund's larger positions, Skandia, an insurance company located in Sweden, and Credito Italiano, an Italian bank. Credito Italiano is undergoing a major transformation that is typical of the better growth companies in Europe. Unlike its competitors, Credito Italiano has restructured to focus on high-profit growth areas, such as asset management and mutual funds. We are pleased with Credito Italiano's performance and expect it and VP International's other bank holdings to benefit from improving internal efficiencies as well as from changes in European economic structure.

    In general, the portfolio's performance benefited from a significant stake in European bank stocks. Strong growth in the banking and financial sector is being driven by several important catalysts, most notably the trend toward consolidation (mergers and acquisitions) currently taking place in the industry, labor reforms that will tighten the region's work forces and the decline in interest rates as European countries prepare for EMU (European Monetary Union).

WHICH OTHER HOLDINGS CONTRIBUTED TO PERFORMANCE?

    VP International's best-performing stock this year was Phillips Electronics N.V., the largest electronics manufacturer in Europe. Phillips dramatically improved its bottom line with several recently implemented


TOP TEN HOLDINGS                  % of fund investments
                                      As of     As of
                                     12/31/97  6/30/97
Novartis AG                            3.7%     4.5%
Roche Holding AG                       2.2%     1.9%
Novo Nordisk A/S Cl B                  2.0%      --
ING Groep N.V.                         2.0%     2.9%
Axa-UAP                                1.9%     1.1%
Misys plc                              1.8%     1.3%
Union Bank of Switzerland              1.8%      --
VEBA AG                                1.7%      --
Credito Italiano                       1.7%     1.3%
VNU Tijdschriftengroep Nederland       1.6%     1.5%


TOP FIVE INDUSTRIES                  % of fund investments
                                      As of       As of
                                    12/31/97    6/30/97
Financial Services                   12.6%        9.1%
Banking                              11.7%        7.6%
Pharmaceuticals                      11.1%        8.6%
Computer Software & Services          6.6%        2.9%
Communications Services               5.5%        7.7%


   ANNUAL REPORT                                      MANAGEMENT Q & A       3


                               MANAGEMENT Q & A

cost-cutting measures, including a smaller and more productive work force and the sale or turnaround of less profitable operations. SAP, a German software company, also ranked among the best performers. SAP, the largest supplier of business applications software in the world, is experiencing booming demand globally as companies focus on productivity and business efficiency. SAP's software products can help manage operations as diverse as personnel and production.

WHAT MAJOR CHANGES DID YOU MAKE IN THE PORTFOLIO SINCE THE SEMIANNUAL REPORT?

    The greatest change has been the shift from Japanese companies to companies in Europe. A number of disappointing earnings announcements caused us to sell many Japanese holdings. Our earnings momentum strategy led us to begin decreasing these positions back in April. We also pay attention to macroeconomic events, and when the growth of Japan's gross domestic product slowed significantly, it confirmed what we were seeing in individual companies, so we reacted quickly.

    On a sector or industry basis, our greatest shifts during the second half of the fiscal year were in the electrical and electronic components industry, where we reduced the fund's holdings in response to Asia's negative impact on earnings. In the banking and financial services sectors, we increased weightings from 16.7% of total portfolio assets to 24.3%.

WHICH STOCKS WERE DISAPPOINTING?

    Asian companies continued to dominate this list. Examples include Shanghai Industrial, a Hong Kong-based conglomerate that had been prospering before October's currency crisis. A second example is Standard Chartered, a U.K.-based bank with offices throughout Asia. Standard Chartered's fundamental business remains sound, but its earnings outlook has become slightly clouded, again due to its Asian exposure. We believe this company is well positioned to benefit from the expected "flight to quality" as investors look for more stable companies, and we continue to watch it closely.

    Another disappointing performer was Fujikura, a Japanese manufacturer of fiber optics, which suffered a significant price slowdown after it announced a decline in order growth. This followed a similar announcement by Corning, Inc., the global leader in fiber optics production. Both firms had built inventories in response to customers who double- and triple-ordered in fear of supply shortages. When end demand slowed in the third quarter, the companies were left with significant inventories.

WHAT IS YOUR OUTLOOK FOR INTERNATIONAL INVESTING?

    We believe that there will continue to be significant investment opportunities internationally. The world is changing at a tremendous pace. As American-style capitalism makes its way into almost every corner of the world, it is creating an unprecedented number of attractive businesses. Despite the setbacks in Asia, there are many promising companies in other parts of the world. Europe continues to benefit from the introduction of market-oriented policies, corporate restructuring, lower taxes and the introduction of a common currency in 1999. Longer-term, we are confident that pockets of Asia will recover and once again provide significant returns.

[bar chart - data below]

VP INTERNATIONAL INVESTMENTS BY COUNTRY

                                           12/31/97           6/30/97
U.K.                                         18%                 9%
Switzerland                                  12%                12%
France                                       10%                 5%
Netherlands                                   9%                14%
Germany                                       8%                11%
Japan                                         8%                18%
Italy                                         4%                 1%
Canada                                        4%                 8%
Other*                                       27%                22%

*No country, other than the U.S., represented more than 3% of the fund as of 12/31/97.


4      MANAGEMENT Q & A                       AMERICAN CENTURY INVESTMENTS

                            SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997

Shares                                                                          Value
---------------------------------------------------------------------------------------------

COMMON STOCKS & WARRANTS

ARGENTINA--0.3%
                   17,000  YPF Sociedad Anonima ADR                      $       581,188
                                                                       ----------------------

                             (energy - production and marketing)

AUSTRALIA--0.8%

                  249,200  Woodside Petroleum Limited                          1,756,668
                                                                       ----------------------

                             (energy - production and marketing)

AUSTRIA--0.7%

                    9,600  VA Technologie AG                                   1,457,689
                                                                       ----------------------
                             (business services and supplies)

BRAZIL--1.2%

               13,314,000  Centrais Eletricas Brasileiras S/A                    662,091

                             (utilities)

                   16,000  Telecomunicacoes Brasileiras S.A. ADR               1,863,000
                                                                       ----------------------
                             (communications services)

                                                                               2,525,091
                                                                       ----------------------

CANADA--4.3%

                   79,200  Geac Computer Corp. Ltd.                            2,609,984

                             (computer software and services)

                   60,500  Investor's Group, Inc.                              1,913,311

                             (financial services)

                   21,600  Newbridge Networks Corp.(1)                           753,300

                             (communications equipment)

                   55,360  Newcourt Credit Group Inc. (Acquired
                             5/22/97 through 11/18/97,

                             Cost $1,458,766)(2)                               1,853,403

                             (financial services)

                   15,170  Newcourt Credit Group Inc.
                             Subscription Receipts(1)                            502,040

                             (financial services)

                    9,200  Northern Telecom Ltd.                                 818,457

                             (communications equipment)

                   28,300  QLT PhotoTherapeutics, Inc.(1)                        316,810

                             (biotechnology)

                   13,700  Talisman Energy, Inc.(1)                              419,364
                                                                       ----------------------

                             (energy - production and marketing)

                                                                               9,186,669
                                                                       ----------------------

DENMARK--2.0%

                   30,355  Novo Nordisk A/S Cl B                               4,342,823
                                                                       ----------------------
                             (pharmaceuticals)

Shares                                                                          Value
---------------------------------------------------------------------------------------------

FINLAND--2.1%

                  284,000  Merita OY Ltd. Cl A                            $    1,553,536

                             (banking)

                    6,400  Raisio Group plc                                      760,101

                             (food and beverage)

                   67,400  Sampo Insurance Company Ltd.                        2,189,878
                                                                       ----------------------

                             (insurance)

                                                                               4,503,515
                                                                       ----------------------

FRANCE--10.2%

                   15,717  Accor SA                                            2,923,182

                             (leisure)

                    8,544  Alcatel Alsthom Compagnie Generale                  1,086,372

                             (communications services)

                   51,293  Axa-UAP                                             3,970,273

                             (insurance)

                   26,540  Cap Gemini SA                                       2,176,928

                             (computer software and services)

                   11,600  Compagnie Francaise d'Etudes et de
                             Construction Technip                              1,224,300

                             (chemicals and resins)

                   33,000  Dassault Systemes S.A. ADR                          1,025,062

                             (computer software and services)

                    8,000  Elf Aquitaine SA                                      930,774

                             (energy - production and marketing)

                   22,700  France Telecom S.A. ADR(1)                            817,200

                             (communications services)

                   12,000  Groupe Danone                                       2,144,104

                             (food and beverage)

                    4,100  Pinault-Printemps-Redoute SA                        2,188,166

                             (retail - general merchandise)

                   34,500  Rhone-Poulenc                                       1,545,949

                             (chemicals and resins)

                   11,600  Societe Generale                                    1,580,986
                                                                       ----------------------

                             (banking)

                                                                              21,613,296
                                                                       ----------------------

GERMANY--6.8%

                   30,800  Bayerische Hypotheken-und
                             Wechsel-Bank AG                                   1,503,818

                             (banking)

                   23,800  Bayerische Vereinsbank AG                           1,557,770

                             (financial services)

                   16,000  Berliner Kraft-und Licht-
                             Aktiengesellschaft                                  484,026

                             (utilities)

See Notes to Financial Statements


     ANNUAL REPORT                            SCHEDULE OF INVESTMENTS     5


                            SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997

Shares                                                                          Value
---------------------------------------------------------------------------------------------


                   28,500  Deutsche Bank AG                               $    2,012,790

                             (financial services)

                   39,600  Deutsche Pfandbrief-und
                             Hypothekenbank AG                                 2,347,482

                             (banking)

                    5,800  Mannesmann AG                                       2,931,851

                             (industrial equipment and machinery)

                   54,000  VEBA AG                                             3,678,576
                                                                       ----------------------

                             (utilities)

                                                                              14,516,313
                                                                       ----------------------

HONG KONG--0.4%

                   22,000  HSBC Holdings plc                                     542,334

                             (banking)

                   78,000  Shanghai Industrial Holdings Ltd.
                             (Acquired 7/24/97 through
                             12/8/97, Cost $326,531)(2)                          289,933
                                                                       ----------------------

                             (diversified company)

                                                                                 832,267
                                                                       ----------------------

HUNGARY--0.5%

                   41,000  Magyar Tavkozlesi Rt. ADR(1)                        1,066,000
                                                                       ----------------------

                             (communications services)

INDONESIA(3)

                      100  PT Gudang Garam                                           152
                                                                       ----------------------

                             (tobacco)

IRELAND--1.1%

                   64,000  Bank of Ireland                                       985,845

                             (financial services)

                   17,400  CBT Group Plc ADR(1)                                1,430,063
                                                                       ----------------------

                             (computer software and services)

                                                                               2,415,908
                                                                       ----------------------

ISRAEL--0.4%

                   22,000  Check Point Software
                             Technologies Ltd(1)                                 899,250
                                                                       ----------------------

                             (computer software and services)

ITALY--4.3%

                  289,800  Banco Ambrosiano Veneto
                              S.p.A. Warrants(1)                                 178,560

                             (banking)

                   36,021  Banca Popolare di Bergamo
                             Credito Varesino SpA                                629,179

                             (banking)

Shares                                                                          Value
---------------------------------------------------------------------------------------------

                  434,700  Banco Ambrosiano Veneto S.p.A.                  $   1,663,559

                             (financial services)

                1,141,800  Credito Italiano                                    3,520,827

                             (banking)

                  141,300  Mondadori (Arnoldo) Editore SpA                     1,110,240

                             (printing and publishing)

                  331,000  Telecom Italia SpA                                  2,114,298
                                                                       ----------------------

                             (communications services)

                                                                               9,216,663
                                                                       ----------------------

JAPAN--7.8%

                   63,000  Canon, Inc.                                         1,468,543

                             (consumer products)

                   16,000  Circle K Japan Co., Ltd.                              766,783

                             (retail - food and drug)

                   13,600  Keyence Corporation                                 2,012,652

                             (control and measurement)

                  191,000  Minebea Company Ltd.                                2,050,378

                             (electrical and electronic components)

                    4,700  Nintendo Co., Ltd.                                    461,296

                             (electrical and electronic components)

                       20  NTT Data Corp.                                      1,078,097

                             (communications services)

                   10,000  Promise Co., Ltd.                                     555,151

                             (financial services)

                   10,000  Rohm Co. Ltd.                                       1,019,821

                             (electrical and electronic components)

                  149,000  Shiseido Co., Ltd.                                  2,033,662

                             (consumer products)

                   33,800  Sony Corp.                                          3,006,403

                             (electrical and electronic components)

                   74,000  Takeda Chemical Inds.                               2,110,800
                                                                       ----------------------

                             (pharmaceuticals)

                                                                              16,563,586
                                                                       ----------------------

MEXICO--1.4%

                   15,100  Desc S.A. de C.V.                                     566,250

                             (chemicals and resins)

                  245,600  Grupo Financiero Banamex Accival,
                             SA de CV Cl B(1)                                    735,703

                             (financial services)

                   17,000  Grupo Televisa S.A. GDR(1)                            657,688

                             (broadcasting and media)

                   30,900  Panamerican Beverages Inc. Cl A                     1,008,112
                                                                       ----------------------

                             (food and beverage)

                                                                               2,967,753
                                                                       ----------------------

See Notes to Financial Statements


6      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997

Shares                                                                          Value
---------------------------------------------------------------------------------------------


NETHERLANDS--9.0%

                   32,239  ASR Verzekeringsgroep N.V.                     $    1,754,731

                             (insurance)

                   30,900  Getronics N.V.                                        985,018

                             (computer software and services)

                  102,586  ING Groep N.V.                                      4,323,141

                             (financial services)

                   30,000  KLM Royal Dutch Air Lines NV                        1,110,289

                             (airlines)

                  112,210  Koninklijke Ahold NV                                2,929,143

                             (retail - food and drug)

                   34,900  Randstad Holdings N.V.                              1,314,024

                             (business services and supplies)

                   11,400  Stork N.V.                                            393,782

                             (business services and supplies)

                   46,400  Unilever N.V.                                       2,897,100

                             (diversified company)

                  124,000  VNU Tijdschriftengroep Nederland                    3,500,025
                                                                       ----------------------

                             (printing and publishing)

                                                                              19,207,253
                                                                       ----------------------

NORWAY--0.7%

                    5,400  Petroleum Geo-Services ASA(1)                         340,664

                             (energy - services)

                  150,000  Storebrand ASA(1)                                   1,058,215
                                                                       ----------------------

                             (insurance)

                                                                               1,398,879
                                                                       ----------------------

PORTUGAL--1.2%

                   36,000  Banco Espirito Santo e Comercial
                             de Lisboa, SA                                     1,071,878

                             (banking)

                   30,900  Portugal Telecom S.A.                               1,434,553
                                                                       ----------------------

                             (communications services)

                                                                               2,506,431
                                                                       ----------------------

RUSSIAN FEDERATION--0.3%

                   21,425  Unified Energy Systems GDR(1)                         645,428
                                                                       ----------------------

                             (utilities)

SOUTH AFRICA--0.6%

                  102,200  Amalgamated Banks of South Africa                     588,020

                             (banking)

                   28,441  Liberty Life Association of Africa Ltd.               730,530
                                                                       ----------------------

                             (insurance)

                                                                               1,318,550
                                                                       ----------------------


Shares                                                                          Value
---------------------------------------------------------------------------------------------

SPAIN--1.5%

                   21,000  Banco Popular Espanol SA                       $    1,467,953

                             (banking)

                   56,000  Telefonica de Espana                                1,598,898
                                                                       ----------------------

                             (communications services)

                                                                               3,066,851
                                                                       ----------------------

SWEDEN--2.1%

                   25,100  Hennes & Mauritz AB Cl B                            1,107,246

                             (retail - apparel)

                   41,700  Skandia Forsakrings AB                              1,968,295

                             (financial services)

                  114,900  Skandinaviska Enskilda Banken                       1,455,420
                                                                       ----------------------

                             (banking)

                                                                               4,530,961
                                                                       ----------------------

SWITZERLAND--11.8%

                      600  ABB AG                                                753,001

                             (electrical and electronic components)

                   18,900  Credit Suisse Group                                 2,921,315

                             (banking)

                    1,835  Julius Baer Holding AG                              3,401,053

                             (financial services)

                    1,222  Nestle S.A.                                         1,829,469

                             (food and beverage)

                    4,845  Novartis AG                                         7,853,226

                             (pharmaceuticals)

                      468  Roche Holding AG                                    4,642,711

                             (pharmaceuticals)

                    2,600  Union Bank of Switzerland                           3,755,565
                                                                       ----------------------

                             (banking)

                                                                              25,156,340
                                                                       ----------------------

UNITED KINGDOM--18.2%

                  233,700  Amvescap Plc                                        2,017,936

                             (financial services)

                  114,000  British Aerospace PLC                               3,265,513

                             (aerospace and defense)

                  160,964  British-Borneo Petroleum Syndicate plc              1,124,129

                             (energy - production and marketing)

                  234,000  Cable & Wireless plc                                2,066,887

                             (communications equipment)

                    5,000  COLT Telecom Group plc(1)                              50,892

                             (communications services)

                  105,100  Compass Group PLC                                   1,290,990

                             (restaurants)

See Notes to Financial Statements


     ANNUAL REPORT                               SCHEDULE OF INVESTMENTS        7


                            SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997

Shares                                                                            Value
---------------------------------------------------------------------------------------------


                   26,800  Flextech plc (Acquired 6/26/97
                             through 7/11/97, Cost
                             $271,771)(1)(2)                             $       233,181

                             (broadcasting and media)

                  373,600  General Electric Company plc                        2,433,330

                             (diversified company)

                   50,000  Glaxo Wellcome plc ADR                              2,393,750

                             (pharmaceuticals)

                  135,500  Hays plc                                            1,816,529

                             (business services and supplies)

                  318,400  Ladbroke Group plc                                  1,387,791

                             (leisure)

                  259,000  Lloyds TSB Group plc                                3,365,283

                             (financial services)

                  125,872  Misys plc                                           3,803,008

                             (computer software and services)

                  176,600  Next Plc                                            2,017,641

                             (retail - general merchandise)

                  233,400  Pearson plc                                         3,048,066

                             (printing and publishing)

                   86,900  Railtrack Group PLC                                 1,387,373

                             (railroad)

                   80,373  Siebe plc                                           1,585,715

                             (diversified company)

                  148,600  Standard Chartered plc                              1,594,701

                             (banking)

                  125,000  Tesco plc                                           1,021,556

                             (retail - food and drug)

                   90,000  Vodafone Group plc                                    652,310

                             (communications services)

                   64,000  Zeneca Group plc                                    2,258,040
                                                                       ----------------------

                             (pharmaceuticals)

                                                                              38,814,621
                                                                       ----------------------

UNITED STATES--0.8%

                   36,400  Transocean Offshore                                 1,754,025
                                                                       ----------------------

                             (energy - services)

TOTAL COMMON STOCKS & WARRANTS--90.5%                                        192,844,170
                                                                       ----------------------

   (Cost $170,863,857)


Shares/Principal Amount                                                          Value
---------------------------------------------------------------------------------------------

PREFERRED STOCKS

BRAZIL--0.4%

                3,284,520  Petroleo Brasileiro S/A                       $       768,119
                                                                       ----------------------

                             (energy - production and marketing)

GERMANY--1.6%

                   25,400  Henkel KGaA                                         1,603,170

                             (chemicals and resins)

                    3,600  SAP AG                                              1,178,145

                             (computer software and services)

                      960  Wella Aktiengesellschaft                              728,709
                                                                       ----------------------

                              (consumer products)

                                                                               3,510,024
                                                                       ----------------------

TOTAL PREFERRED STOCKS--2.0%                                                   4,278,143
                                                                       ----------------------

   (Cost $3,521,583)

CONVERTIBLE BOND

ITALY--0.1%

ITL 253,575,000            Banco Ambrosiano Veneto S.p.A.,
                              Floater, 6.30%, 1/1/03, resets
                              semiannually off the six month
                              LIBOR with no caps                                 277,260
                                                                       ----------------------

                             (banking)
   (Cost $226,903)


TEMPORARY CASH INVESTMENTS

       Repurchase Agreement  (Goldman  Sachs & Co.,  Inc.),  6.35%,  due 1/2/98,
              collateralized  by  $8,370,000  par  value  U.S.  Treasury  Bonds,
              11.125%, due 8/15/03 (Delivery
              value $10,603,739)                                              10,600,000

       Repurchase Agreement  (Merrill  Lynch & Co.,  Inc.),  6.30%,  due 1/2/98,
              collateralized by $4,890,000 par value U.S. Treasury Notes, 7.75%, due 2/15/01 (Delivery value
              $5,201,820)                                                      5,200,000
                                                                       ----------------------

TOTAL TEMPORARY CASH INVESTMENTS--7.4%                                        15,800,000
                                                                       ----------------------

   (Cost $15,800,000)

TOTAL INVESTMENT SECURITIES--100.0%                                         $213,199,573
                                                                       =======================

   (Cost $190,412,343)

See Notes to Financial Statements


8      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      Contracts             Settlement                              Unrealized
       to Sell                Date                    Value            Gain
--------------------------------------------------------------------------------

    7,542,153  CHF           1/28/98             $  5,173,228        $163,202

    6,411,336  DEM           1/28/98                3,570,343          91,637

   26,806,709  FRF           1/28/98                4,461,672         108,086

    4,851,217  GBP           1/28/98                8,000,433          94,800

  592,371,830  JPY           1/28/98                4,557,881         119,821

    7,689,141  NLG           1/28/98                3,799,978          97,807

    8,837,497  SEK           1/28/98                1,114,611          52,832
                                          --------------------------------------

                                                  $30,678,146        $728,185
                                          --------------------------------------

(Value on Settlement Date $31,406,331)


NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

CHF = Swiss Franc

DEM = German Mark

FRF = French Franc

GBP = British Pound

GDR = Global Depositary Receipt

ITL = Italian Lira

JPY = Japanese Yen

LIBOR = London Inter Bank Offered Rate

NLG = Netherlands Guilder

SEK = Swedish Krona

(1)   Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at December 31, 1997, was $2,376,517, which represented 1.1% of net assets.

(3) Investment in country was less than 0.05% of the total investment securities.


See Notes to Financial Statements


     ANNUAL REPORT                               SCHEDULE OF INVESTMENTS      9


                      STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

ASSETS

Investment securities, at value
(identified cost of $190,412,343) (Note 3) .................        $213,199,573

Foreign currency holdings, at value
(identified cost of $127,920) ..............................             127,920

Cash .......................................................             107,393

Receivable for forward foreign
currency exchange contracts ................................             728,185

Receivable for investments sold ............................           3,968,102

Receivable for capital shares sold .........................           3,233,070

Dividends and interest receivable ..........................             236,554
                                                                    ------------
                                                                     221,600,797
                                                                    ------------
LIABILITIES

Payable for investments purchased ..........................           4,364,124

Payable for capital shares redeemed ........................             446,526

Accrued management fees (Note 2) ...........................             267,074

Payable for directors' fees and expenses ...................                 351
                                                                    ------------
                                                                       5,078,075
                                                                    ------------
Net Assets .................................................        $216,522,722
                                                                    ============
CAPITAL SHARES, $0.01 PAR VALUE

Authorized .................................................         200,000,000
                                                                    ============
Outstanding ................................................          31,655,841
                                                                    ============
Net Asset Value Per Share ..................................        $       6.84
                                                                    ============
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ....................        $179,577,890

Undistributed net investment income ........................             730,456

Accumulated undistributed
net realized gain from investments
and foreign currency transactions ..........................          12,713,908

Net unrealized appreciation on investments
and translation of assets and liabilities
in foreign currencies (Note 3) .............................          23,500,468
                                                                    ------------
                                                                    $216,522,722
                                                                    ============
See Notes to Financial Statements


10     STATEMENT OF ASSETS AND LIABILITIES     AMERICAN CENTURY INVESTMENTS


                            STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1997

INVESTMENT LOSS

Income:

Dividends (net of foreign
taxes withheld of $278,794) ...............................        $  1,906,643

Interest ..................................................             620,252
                                                                   ------------
                                                                      2,526,895
                                                                   ------------
Expenses (Note 2):

Management fees ...........................................           2,659,954

Directors' fees and expenses ..............................               1,703
                                                                   ------------
                                                                      2,661,657
                                                                   ------------
Net investment loss .......................................            (134,762)
                                                                   ------------
REALIZED AND UNREALIZED  GAIN (LOSS) ON
INVESTMENTS AND FOREIGN  CURRENCY (NOTE 3)

Net realized gain (loss) on:

Investments ...............................................          17,808,988

Foreign currency transactions .............................          (4,120,905)
                                                                   ------------
                                                                     13,688,083
                                                                   ------------
Change in net unrealized  appreciation on:

Investments ...............................................          16,364,047

Translation of assets and
liabilities in foreign currencies .........................          (3,013,532)
                                                                   ------------
                                                                     13,350,515
                                                                   ------------
Net realized and unrealized gain on
investments and foreign currency ..........................          27,038,598
                                                                   ------------
Net Increase in Net Assets
Resulting from Operations .................................        $ 26,903,836
                                                                   ============
See Notes to Financial Statements


     ANNUAL REPORT                               STATEMENT OF OPERATIONS     11


                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1997  AND DECEMBER 31, 1996

Increase in Net Assets                                1997             1996

OPERATIONS

Net investment income (loss) .............     $    (134,762)     $     262,415

Net realized gain on investments

and foreign currency transactions ........        13,688,083          4,021,576

Change in net unrealized
appreciation on investments
and translation of assets
and liabilities in foreign currencies ....        13,350,515          6,792,807
                                               -------------      -------------
Net increase in net assets
resulting from operations ................        26,903,836         11,076,798
                                               -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income ...............        (1,287,755)          (279,252)

In excess of net
investment income ........................          (148,297)          (928,713)

From net realized gains
from investment transactions .............        (2,769,529)          (402,655)
                                               -------------      -------------
Decrease in net assets
from distributions .......................        (4,205,581)        (1,610,620)
                                               -------------      -------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ................       251,281,839         84,797,362

Proceeds from
reinvestment of distributions ............         4,205,581          1,610,620

Payments for shares redeemed .............      (162,998,136)       (46,147,914)
                                               -------------      -------------
Net increase in net assets
from capital share transactions ..........        92,489,284         40,260,068
                                               -------------      -------------
Net increase in net assets ...............       115,187,539         49,726,246

NET ASSETS

Beginning of year ........................       101,335,183         51,608,937
                                               -------------      -------------
End of year ..............................     $ 216,522,722      $ 101,335,183
                                               =============      =============
Undistributed net
investment income ........................     $     730,456      $   1,422,517
                                               =============      =============
TRANSACTIONS IN SHARES OF THE FUND

Sold .....................................        38,184,069         15,365,530

Issued in reinvestment
of distributions .........................           691,707            292,840

Redeemed .................................       (24,224,772)        (8,329,954)
                                               -------------      -------------
Net increase .............................        14,651,004          7,328,416
                                               =============      =============
See Notes to Financial Statements


12      STATEMENTS OF CHANGES IN NET ASSETS    AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Variable Portfolios, Inc., formerly TCI Portfolios, Inc., (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP International, formerly TCI International, (the Fund) is one of the six series of funds issued by the Corporation. The Fund's investment objective is capital growth. The Fund seeks to achieve its investment objective by investing primarily in an internationally diversified portfolio of equity securities that are considered by management to have prospects for appreciation. The Fund will invest primarily in securities of issuers located in developed markets. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    Net realized foreign currency exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities resulting from changes in the exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

    INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually. The character of distributions made during the year from net investment income or net real-


ANNUAL REPORT                           NOTES TO FINANCIAL STATEMENTS      13


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

ized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales and may result in reclassification among certain capital accounts.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

    ADDITIONAL  INFORMATION--Effective January 15, 1998, Funds Distributor, Inc.
(FDI) became the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.50%.

    Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, totaled $364,701,781 and $285,403,341, respectively. On December 31, 1997, accumulated net unrealized appreciation was $20,953,224, based on the aggregate cost of investments for federal income tax purposes of $192,246,349, which consisted of unrealized appreciation of $25,257,762 and unrealized depreciation of $4,304,538.


14      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

                                                 1997             1996               1995           1994(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period .................   $        5.96     $        5.33       $       4.75      $     5.00
                                        -------------     -------------       ------------      ----------
Income From Investment Operations

  Net Investment Income (Loss) ......           (0.02)             0.02(2)            0.03(2)         --

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .            1.11              0.74               0.55           (0.25)
                                        -------------     -------------       ------------      ----------
  Total From
  Investment Operations .............            1.09              0.76               0.58           (0.25)
                                        -------------     -------------       ------------      ----------
Distributions

  From Net Investment Income ........           (0.06)            (0.03)              --              --

  In Excess of Net
  Investment Income .................           (0.01)            (0.07)              --              --

  From Net Realized Gains
  on Investment Transactions ........           (0.14)            (0.03)              --              --
                                        -------------     -------------       ------------      ----------
  Total Distributions ...............           (0.21)            (0.13)              --              --
                                        -------------     -------------       ------------      ----------
Net Asset Value, End of Period ......   $        6.84     $        5.96       $       5.33      $     4.75
                                        =============     =============       ============      ==========
  Total Return(3) ...................           18.63%            14.41%             12.21%          (5.00)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...............            1.50%             1.50%              1.50%           1.50%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets ...............           (0.08)%            0.31%              0.70%     (0.11)%(4)

Portfolio Turnover Rate .............             173%              154%               214%            157%

Average Commission Paid per
Share of Equity Security Traded .....   $      0.0076     $      0.0225       $     0.0020           --(5)

Net Assets, End
of Period (in thousands) ............   $     216,523     $     101,335       $     51,609      $   17,993

----------
(1) May 1, 1994 (inception) through December 31, 1994.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions,  if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended December 31, 1995.

See Notes to Financial Statements


     ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS      15


                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,

American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century VP International (formerly TCI International) (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc. (formerly TCI Portfolios, Inc.), as of December 31, 1997, and the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The financial statements and the financial highlights of the Fund for each of the periods in the three year period May 1, 1994 (inception) through December 31, 1996 were audited by other auditors whose report, dated January 21, 1997, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century VP International as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
January 30, 1998


16      INDEPENDENT AUDITORS' REPORT           AMERICAN CENTURY INVESTMENTS


                                     NOTES

     ANNUAL REPORT                                                 NOTES     17


                                     NOTES

18      NOTES                                  AMERICAN CENTURY INVESTMENTS


                                     NOTES

     ANNUAL REPORT                                                 NOTES     19


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

    The philosophy behind American Century's growth funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Finally, American Century funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

    VP INTERNATIONAL'S investment objective is capital growth. The fund invests primarily in the equity securities of foreign companies that exhibit accelerating earnings growth. It favors companies based in developed markets. It will typically have significant share price fluctuations.

    International   investing   involves   special  risks  including   political
instability and economic risk.

HOW CURRENCY RETURNS AFFECT FUND PERFORMANCE

    For U.S. investors, the total return from international stocks includes the effects of currency fluctuations -- the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains and losses are converted into U.S. dollars.

    Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. This tended to be the case in 1997, when the dollar increased in value against most major foreign currencies. (The weakened foreign currencies bought fewer dollars.) Conversely, the U.S. dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between U.S. dollars and various currencies in order to purchase and sell foreign securities. Currency restrictions, exchange control regulations, currency devaluations and political developments may also affect net asset value.

COMPARATIVE INDICES

    The index listed below is used in the report to serve as a comparison for the performance of the fund. It is not an investment product available for purchase.

    The MORGAN STANLEY EUROPE, AUSTRALASIA, FAR EAST INDEX (EAFE(reg.tm)) is a widely followed group of stocks from 20 different countries.


20      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the "Financial Highlights" on page 15.


PORTFOLIO STATISTICS

   NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

   PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.


     ANNUAL REPORT                                             GLOSSARY     21

[american century logo]
American
Century(reg.sm)

P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INVESTOR SERVICES:
1-800-345-3533 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3485

FAX: 816-340-4360

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


(c) 1998 AMERICAN CENTURY SERVICES CORPORATION

FUNDS DISTRIBUTOR, INC.



9802           [recycled logo]
SH-BKT-11075      Recycled

                                    ANNUAL
                                    REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)

                               DECEMBER 31, 1997
                               AMERICAN CENTURY

                                   VARIABLE

                               PORTFOLIOS, INC.

                            VP Capital Appreciation

                               TABLE OF CONTENTS

Our Message to You ........................................................    1
Performance & Portfolio Information .......................................    2
Management Q & A ..........................................................    3
Schedule of Investments ...................................................    5
Statement of Assets and Liabilities .......................................    7
Statement of Operations ...................................................    8
Statements of Changes in Net Assets .......................................    9
Notes to Financial Statements .............................................   10
Financial Highlights ......................................................   13
Independent Auditors' Report ..............................................   14
Background Information
      Investment Philosophy and Policies ..................................   16
      Comparative Indices .................................................   16
Glossary ..................................................................   17

WE WELCOME YOUR COMMENTS OR QUESTIONS ABOUT THIS REPORT.
SEE THE BACK COVER FOR WAYS TO CONTACT US BY MAIL, PHONE OR E-MAIL.

American Century and Benham Group are registered marks of American Century Services Corporation.


                         AMERICAN CENTURY INVESTMENTS


                              OUR MESSAGE TO YOU

           [Photo of James E. Stowers, Jr. and James E. Stowers III]

    VP Capital Appreciation turned in disappointing results in 1997. Part of the problem was the unusually strong crosscurrents in domestic markets, especially in the mid- and small-cap sectors. These proved very difficult to navigate. But part of the problem also lay with our stock selection. We were overweighted in volatile sectors, such as technology, and were underrepresented in several better-performing sectors, such as financials.

    Frankly, we need to improve our equity results, and we have reconfigured the portfolio team for VP Capital Appreciation in our ongoing effort to bring results to the level investors have come to expect from American Century. We are committed to providing investors with returns we can all be proud of, and we intend to continue adding investment resources wherever they are needed. We believe our efforts will be rewarded going forward.

    That said, we should also point out that the market rally for much of the year had a very narrow focus. At one point, the very largest companies, many of which are household names, were outperforming smaller companies by the greatest margin in fifty years. Smaller stocks bounced back sharply in the second and much of the third quarter, until the turmoil in Southeast Asia pulled down equity prices in general.

The economy remained strong in 1997, with low interest rates and benign inflation, and this -- in addition to the continuing stream of assets flowing into stocks -- helped explain the U.S. market's third year of exceptional returns. In fact, 1995-1997 marked one of the best three-year performance periods in the stock market's history. Although we believe a fourth year of similar returns is unlikely, please keep in mind that the U.S. economy is very healthy, and that should continue to benefit stocks.

    This past year was very eventful for American Century. In July, J.P. Morgan agreed to become a significant minority shareholder in American Century. J.P. Morgan has been in business over 150 years, serving institutions, governments and individuals with complex financial needs. Under the terms of the business partnership, which was finalized January 15, 1998, American Century will continue to operate as an independent company. Our corporate management team will remain the same, and the Stowers family will retain voting control of American Century.

    On a more personal note, 1998 also marks the 40th year since we launched our first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, money market, and combination (stock and bond) funds that provide investors with such a wide range of choice and flexibility.

    Whatever  your  financial   goals,  we  believe   American  Century  has  an
outstanding lineup of funds to help you reach them.

Sincerely,

/s/James E. Stowers, Jr.            /signature/James E. Stowers III
James E. Stowers, Jr.               James E. Stowers III
CHAIRMAN OF THE BOARD AND FOUNDER   CHIEF EXECUTIVE OFFICER
                                    AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.


     ANNUAL REPORT                                    OUR MESSAGE TO YOU  1


                      PERFORMANCE & PORTFOLIO INFORMATION

TOTAL RETURNS AS OF DECEMBER 31, 1997

                                                                     AVERAGE ANNUAL RETURNS

                             6 MONTHS(1)     1 YEAR       3 YEARS     5 YEARS      10 YEARS  LIFE OF FUND(2)
------------------------------------------------------------------------------------------------------------
VP Capital Appreciation ...... 0.21%         -3.26%         6.66%        5.76%       8.69%        9.34%
S&P MidCap 400 ...............17.00%         32.25%        27.33%       17.80%      19.47%      20.18%(3)
S&P MidCap 400/BARRA Growth ..13.34%         30.17%        25.19%       15.71%      N/A(4)       N/A(4)

(1) NOT ANNUALIZED.

(2) THE FUND'S INCEPTION DATE WAS 11/20/87.

(3) FOR THE PERIOD  11/30/87  (THE DATE NEAREST THE FUND'S  INCEPTION  FOR WHICH
    DATA ARE AVAILABLE) TO 12/31/97.

(4) FIGURES ARE NOT AVAILABLE FOR THIS INDEX PRIOR TO 1991.

See pages 16 and 17 for more information about comparative indices and returns.

[line graph - data below]

GROWTH OF $10,000 OVER 10 YEARS

                VP CAP APP       S & P 400
12/31/87         $10,000         $10,000
6/30/88          $10,076         $11,925
12/31/88         $9,773          $12,087
6/30/89          $11,261         $14,565
12/31/89         $12,580         $16,383
6/30/90          $13,854         $16,814
12/31/90         $12,422         $15,545
6/30/91          $14,238         $18,973
12/31/91         $17,624         $23,332
6/30/92          $15,725         $22,493
12/31/92         $17,388         $26,112
6/30/93          $18,230         $27,597
12/31/93         $19,181         $29,755
6/30/94          $17,825         $27,582
12/31/94         $18,957         $28,689
6/30/95          $22,647         $33,745
12/31/95         $24,852         $37,568
6/30/96          $25,195         $41,029
12/31/96         $23,778         $44,781
6/30/97          $22,956         $50,620
12/31/97         $23,003         $59,225

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return line of the index does not.

 PORTFOLIO AT A GLANCE

                                             12/31/97           12/31/96
-------------------------------------------------------------------------------
Number of Companies                             50                 55
Price/Earnings Ratio (Median)                  25.2               45.6
Portfolio Turnover                             107%               182%

See Glossary on page 17 for investment terms.


    2   PERFORMANCE & PORTFOLIO INFORMATION    AMERICAN CENTURY INVESTMENTS


                               MANAGEMENT Q & A

    An interview with Glenn Fogle, co-manager on the VP Capital Appreciation investment team.

HOW DID VP CAPITAL APPRECIATION PERFORM FOR THE YEAR ENDED DECEMBER 31, 1997?

    The fund had a poor year; its total return was -3.26%. The S&P MidCap 400 returned 32.25% while the S&P MidCap 400/BARRA Growth Index returned 30.17%. The S&P MidCap 400 measures the performance of the 400 largest companies not included in the S&P 500. The BARRA Growth index includes the portion of the S&P 400 with the highest price-to-book ratios.

    We are disappointed with the fund's loss and have made several changes to address performance and management weaknesses. Arnold Douville has joined us as vice president and portfolio manager. Previously, Arnold was senior portfolio manager for Munder Capital Management, where he spent the last eight years and was responsible for the mid-cap growth effort. We have also streamlined our teams so that Arnold and I will work exclusively on VP Capital Appreciation and one other fund, while a separate team will focus on American Century's small capitalization funds.

WHY DID THE FUND UNDERPERFORM THE MARKET BY SUCH A WIDE MARGIN?

    One broad factor was a prevailing market environment that went against the fund. Three other factors were specific to fund weightings.

    In broad terms, the types of companies VP Capital Appreciation favors struggled during much of the year. In the early part of 1997, investor sentiment was solidly risk-averse and clearly favored larger companies that are perceived to have stable earnings. As the economic outlook of investors brightened, performance improved dramatically. From May 1 through September 30, the fund returned 31.6%. But in October, as the extent of problems in Southeast Asian economies became apparent, investors were no longer willing to buy rapidly growing midsize stocks. They retreated to safer, larger names that VP Capital Appreciation does not own because their growth rates are not accelerating. The year ended as it began, with the portfolio performing poorly.

    The fund also had a higher weighting than the S&P MidCap 400 in technology stocks, which have been hit particularly hard by the turmoil in Southeast Asia. Many communications and computer companies have a significant customer base in the so-called tiger economies -- Asian countries that have experienced exceptionally rapid growth. Investors bailed out of these stocks as the outlook for Southeast Asia worsened. VP Capital Appreciation also has been reducing its exposure to the technology sector. At the end of June, technology stocks made up 30% of the portfolio, down from 40% six months earlier. At year-end 1997, technology holdings had dropped to 13% of assets.

    VP Capital Appreciation has invested heavily in technology companies in the past because they demonstrated the rapid earnings acceleration we favor. However, during times of economic uncertainty, fast-growing stocks are the first and fastest to fall. We have lightened our technology holdings to reduce the damage these stocks cause when the market turns against them.

    Another factor hurting performance was the fund's light weighting relative to its benchmark in financial stocks. These stocks performed much better in 1997 than we expected and we missed much of this gain. We rectified this in the third quarter by increasing our holdings in the financial sector, which continues to perform well.

    A final theme hurting performance was the position we built in energy equipment and services stocks in the first half of the year. These stocks tumbled in the fourth quarter as oil prices fell and investors worried that drilling activity might decline. One measure of market sentiment was drill pipe manufacturer EVI, Inc. We reported earlier that the stock climbed from $28 in February, when we bought it, to $42 at June 30. EVI reached $71 in early October, when the market began to turn on many


ANNUAL REPORT                                        MANAGEMENT Q&A  3


                               MANAGEMENT Q & A

growth stocks, and ended the year at $51.75. We are holding on to many of the fund's energy services stocks because producers must continue exploring for oil, even as the price goes down, to ensure future supply. Oil companies' exploration budgets are based on very conservative crude oil prices, so unless oil prices collapse, we would continue to expect that companies supplying rigs and other equipment to producers will meet their growth projections.

WHICH STOCKS PERFORMED WELL DURING THE YEAR?

    Dell Computer Corp. and HBO & Co. led the list of top performers. Dell benefited from strong underlying computer demand and market share gains. HBO experienced increased demand for its software, which helps hospitals manage back-office administrative functions, track clinical data and manage patient information flow.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO IN THE FINAL SIX MONTHS OF THE YEAR?

    The biggest change was the addition of a large retail weighting. In the early 1990s, the proliferation of shopping malls led to excess retail capacity. In the mid-1990s, there was a winnowing out of the weaker players. The remaining companies are benefiting from better cost control and less competition.

    We are finding the strongest earnings growth among discount and off-price retailers. At year end, two of the fund's largest holdings were Consolidated Stores Corp. and Dayton Hudson Corp. Dayton owns Target, which is a very successful discount chain, while Consolidated owns KayBee Toys and a chain that goes by the name Big Lots in some states and Odd Lots in others. All three chains deal in overstocked merchandise that they buy from other retailers. KayBee is the fourth largest toy seller in the U.S. behind Toys 'R' Us, Wal-Mart and Target.

    We also like this industry because it doesn't have exposure to the economies of Southeast Asia.

DO YOU BELIEVE SMALL- AND MID-CAP STOCKS WILL RETURN TO FAVOR ANY TIME SOON?

    Absolutely. We view 1997 as an anomaly. Investors who took the least risk earned the greatest reward whereas the risk takers were punished. Just when the fastest-growing stocks in the market were being recognized with rising prices, the events in Southeast Asia derailed the recovery. Small- and mid-cap stocks suffered as investor psychology turned fearful again. We believe small- and mid-cap growth stocks will eventually become attractive again and the market should reward our aggressive discipline. Unfortunately, there is no telling precisely when this might happen or to what degree. We avoid trying to time the market (and we discourage fund investors from doing so) because market trends can reverse abruptly and without warning, as we have seen this year.

 TOP TEN HOLDINGS                              % of fund investments

                                              As of              As of
                                             12/31/97           6/30/97

EVI, Inc.                                     3.2%               2.5%
Petroleum Geo-Services A/S ADR                3.0%               2.4%
Consolidated Stores Corp                      3.0%               1.7%
Dayton Hudson Corp.                           3.0%                --
Quorum Health Group, Inc.                     2.6%               2.2%
Guidant Corp.                                 2.6%                --
Jacor Communications, Inc.                    2.5%               1.6%
USA Waste Services, Inc.                      2.5%               0.8%
McKesson Corp                                 2.4%                --
Ross Stores, Inc.                             2.3%               1.5%


 TOP FIVE INDUSTRIES                           % of fund investments

                                             As of               As of
                                            12/31/97            6/30/97

Energy (Services)                            11.9%              13.2%
Retail (General Merchandise)                 11.5%               1.7%
Business Services & Supplies                  7.2%               6.4%
Electrical & Electronic Components            6.3%               7.5%
Environmental Services                        4.6%               3.6%


    4   MANAGEMENT Q & A                       AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS

AUTOMOBILES & AUTO PARTS--2.0%

                   276,800  Tower Automotive, Inc.(1)                  $11,642,900
                                                                       ------------

BANKING--4.3%

                   281,100  Bay View Capital Corp.                     10,242,581

                    30,000  Charter One Financial, Inc.                1,888,125

                   139,000  Community First Bankshares, Inc.           7,453,875

                    75,000  Golden State Bancorp Inc.(1)               2,803,125

                    29,000  Golden West Financial Corp. (Del.)         2,836,563
                                                                       ------------

                                                                       25,224,269
                                                                       ------------

BIOTECHNOLOGY--3.8%

                   265,000  BioChem Pharma Inc.(1)                     5,531,875

                   356,000  Centocor, Inc.(1)                          11,881,500

                   128,900  Protein Design Labs, Inc.(1)               5,131,831
                                                                       ------------

                                                                       22,545,206
                                                                       ------------

BROADCASTING & MEDIA--2.5%

                   283,000  Jacor Communications, Inc.(1)              15,052,062
                                                                       ------------

BUSINESS SERVICES & SUPPLIES--7.2%

                   310,300  Corrections Corp. of America(1)            11,500,494

                   273,200  Quintiles Transnational Corp.(1)           10,484,050

                   210,000  Robert Half International Inc.(1)          8,400,000

                   418,900  U.S. Filter Corp.(1)                       12,540,819
                                                                       ------------

                                                                       42,925,363
                                                                       ------------

COMMUNICATIONS EQUIPMENT--0.9%

                   167,600  Davox Corp.(1)                             5,436,525
                                                                       ------------

COMPUTER PERIPHERALS--1.0%

                   140,300  SCI Systems, Inc.(1)                       6,111,819
                                                                       ------------

COMPUTER SOFTWARE & SERVICES--3.4%

                   184,800  HBO & Co.                                  8,864,625

                   220,300  Veritas Software Corp.(1)                  11,207,762
                                                                       ------------

                                                                       20,072,387
                                                                       ------------

COMPUTER SYSTEMS--1.1%

                   310,300  Sequent Computer Systems, Inc.(1)          6,225,394
                                                                       ------------

CONTROL & MEASUREMENT--0.9%

                   170,000  Orbotech Ltd.(1)                           5,408,125
                                                                       ------------


Shares                                                                        Value
-----------------------------------------------------------------------------------

ELECTRICAL & ELECTRONIC  COMPONENTS--6.3%

                   400,300  Analog Devices, Inc.(1)                    $11,083,306

                   141,363  Computer Products, Inc.(1)                 3,211,591

                   248,300  DII Group, Inc.(1)                         6,719,619

                   319,600  Flextronics International Ltd.(1)          10,946,300

                   150,000  Vitesse Semiconductor Corp.(1)(2)          5,709,375
                                                                       ------------

                                                                       37,670,191
                                                                       ------------

ENERGY (SERVICES)--11.9%

                   192,400  Diamond Offshore Drilling, Inc.            9,259,250

                   372,400  EVI, Inc.(1)                               19,271,700

                   409,000  Marine Drilling Companies, Inc.(1)         8,512,312

                   279,300  Petroleum Geo-Services A/S ADR(1)          18,084,675

                   263,800  Sante Fe International                     10,733,363

                    85,000  Tidewater Inc.                             4,685,625
                                                                       ------------

                                                                       70,546,925
                                                                       ------------

ENVIRONMENTAL SERVICES--4.6%

                   340,000  Browning-Ferris Industries, Inc.           12,580,000

                   372,705  USA Waste Services, Inc.(1)                14,628,671
                                                                       ------------

                                                                       27,208,671
                                                                       ------------

FINANCIAL SERVICES--1.3%

                   300,000  Green Tree Financial Corp.                 7,856,250
                                                                       ------------

FURNITURE & FURNISHINGS--1.6%

                   251,700  Ethan Allen Interiors Inc.                 9,706,181
                                                                       ------------

HEALTHCARE--4.1%

                   595,800  Quorum Health Group, Inc.(1)               15,639,750

                   270,000  Tenet Healthcare Corp.(1)                  8,943,750
                                                                       ------------

                                                                       24,583,500
                                                                       ------------

INSURANCE--0.5%

                    45,000  MGIC Investment Corp.                      2,992,500
                                                                       ------------

MEDICAL EQUIPMENT & SUPPLIES--3.8%

                   117,900  AmeriSource Health Corp.(1)                6,926,625

                   250,000  Guidant Corp.                              15,562,500
                                                                       ------------

                                                                       22,489,125
                                                                       ------------

PHARMACEUTICALS--4.6%

                   341,300  Jones Medical Industries, Inc.             13,097,388

                   130,400  McKesson Corp.                             14,107,650
                                                                       ------------

                                                                       27,205,038
                                                                       ------------


SEE NOTES TO FINANCIAL STATEMENTS


     ANNUAL REPORT                                 SCHEDULE OF INVESTMENTS    5


                            SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997

Shares/Principal Amount                                                       Value
-------------------------------------------------------------------------------------

RETAIL (APPAREL)--2.3%

                  371,700  Ross Stores, Inc.                           $  13,543,819
                                                                       --------------

RETAIL (GENERAL MERCHANDISE)--11.5%

                  410,300  Consolidated Stores Corp.(1)                18,027,556

                  260,700  Dayton Hudson Corp.                         17,597,250

                  325,000  Dillard's Inc. Cl A                         11,456,250

                  278,000  Federated Department Stores, Inc.(1)        11,971,375

                  250,000  Meyer (Fred), Inc.(1)                       9,093,750
                                                                       --------------

                                                                       68,146,181
                                                                       --------------

TEXTILES & APPAREL--0.8%

                  200,000  Polo Ralph Lauren Corp.(1)                  4,862,500
                                                                       --------------

TRANSPORTATION--1.9%

                  372,400  Air Express International Corp.             11,288,375
                                                                       --------------

TOTAL COMMON STOCKS--82.3%                                             488,743,306
                                                                       --------------

   (Cost $426,504,153)

 SHORT-TERM CASH INVESTMENTS(3)

          $25,000,000 par value FHLB Discount
                 Note, 5.75%, 1/21/98                                  24,925,000

          $25,000,000 par value FNMA Discount
                 Note, 5.75%, 1/26/98                                  24,904,750

          Repurchase Agreement, BA Security
                 Services, Inc., (U.S. Treasury obligations),
in a joint trading account at 6.50%,
dated 12/31/97, due 1/2/98
(Delivery value $29,110,508)                                           29,100,000

          Repurchase Agreement, Goldman
                 Sachs & Co., Inc., (U.S. Treasury obligations),
in a joint trading account at 6.35%,
dated 12/31/97, due 1/2/98
(Delivery value $26,209,243)                                           26,200,000
                                                                       --------------

TOTAL SHORT-TERM CASH
INVESTMENTS--17.7%                                                     105,129,750
                                                                       --------------

   (Cost $105,120,312)

TOTAL INVESTMENT SECURITIES--100.0%                                     $593,873,056
                                                                       ==============

   (Cost $531,624,465)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = AMERICAN DEPOSITARY RECEIPT

FHLB = FEDERAL HOME LOAN BANK

FNMA = FEDERAL NATIONAL MORTGAGE ASSOCIATION

(1) NON-INCOME PRODUCING.

(2) AFFILIATED  COMPANY:  REPRESENTS  OWNERSHIP  OF AT  LEAST  5% OF THE  VOTING
    SECURITIES OF THE ISSUER AND IS,  THEREFORE,  AN AFFILIATE AS DEFINED IN THE
    INVESTMENT COMPANY ACT OF 1940. (SEE NOTE 5 IN NOTES TO FINANCIAL STATEMENTS
    FOR A SUMMARY OF  TRANSACTIONS  FOR EACH ISSUER WHICH IS OR WAS AN AFFILIATE
    AT OR DURING THE YEAR ENDED DECEMBER 31, 1997.)

(3) THE  RATES  FOR U.S.  GOVERNMENT  AGENCY  DISCOUNT  NOTES  ARE THE  YIELD TO
    MATURITY AT PURCHASE.

SEE NOTES TO FINANCIAL STATEMENTS


    6   SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                      STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

 ASSETS

Investment securities, at value
 (identified cost of $531,624,465)
 (Note 3 and Note 5) .........................................      $593,873,056

Cash .........................................................           102,164

Receivable for investments sold ..............................         1,699,509

Receivable for capital shares sold ...........................         1,982,543

Dividends and interest receivable ............................           258,488
                                                                    ------------

                                                                     597,915,760
                                                                    ------------

 LIABILITIES

Payable for investments purchased ............................         3,433,048

Payable for capital shares redeemed ..........................           290,246

Accrued management fees (Note 2) .............................           493,461

Payable for directors' fees and expenses .....................               949
                                                                    ------------

                                                                       4,217,704
                                                                    ------------


Net Assets ...................................................      $593,698,056
                                                                    ============

 CAPITAL SHARES, $0.01 PAR VALUE

Authorized ...................................................       200,000,000
                                                                    ============

Outstanding ..................................................        61,351,783
                                                                    ============

Net Asset Value Per Share ....................................      $       9.68
                                                                    ============

 NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ......................      $504,082,358

Accumulated net realized gain from investments ...............        27,367,107

Net unrealized appreciation on investments (Note 3) ..........        62,248,591
                                                                    ------------

                                                                    $593,698,056
                                                                    ============

SEE NOTES TO FINANCIAL STATEMENTS


     ANNUAL REPORT                   STATEMENT OF ASSETS AND LIABILITIES  7


                            STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1997

 INVESTMENT LOSS

Income:

Interest ......................................................    $  2,991,305

Dividends .....................................................       1,892,729
                                                                   ------------

                                                                      4,884,034
                                                                   ------------

Expenses (Note 2):

Management fees ...............................................      10,378,643

Directors' fees and expenses ..................................           9,764
                                                                   ------------

                                                                     10,388,407
                                                                   ------------

Net investment loss ...........................................      (5,504,373)
                                                                   ------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)

Net realized gain on investments ..............................      70,911,491

Change in net unrealized appreciation on investments ..........     (93,752,280
                                                                   ------------

Net realized and unrealized loss on investments ...............     (22,840,789
                                                                   ------------

Net Decrease in Net Assets
Resulting from Operations
                                                                   $(28,345,162)
                                                                   ============

SEE NOTES TO FINANCIAL STATEMENTS


   8   STATEMENT OF OPERATIONS                 AMERICAN CENTURY INVESTMENTS


                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1997
AND DECEMBER 31, 1996

Decrease in Net Assets                                               1997                1996

 OPERATIONS

Net investment loss .................................     $    (5,504,373)     $    (8,513,694)

Net realized gain on investments and foreign
currency transactions ...............................          70,911,491           32,772,249

Change in net unrealized appreciation on
investments and translation of assets and liabilities
in foreign currencies ...............................         (93,752,280)         (86,371,388)
                                                          ---------------      ---------------

Net decrease in net assets resulting from operations          (28,345,162)         (62,112,833)
                                                          ---------------      ---------------


 DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains on investment transactions ..         (23,310,498)        (165,281,584)
                                                          ---------------      ---------------



 CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ...........................         256,265,618          364,518,011

Proceeds from reinvestment of distributions .........          23,310,498          165,281,584

Payments for shares redeemed ........................        (948,087,451)        (449,663,781)
                                                          ---------------      ---------------

Net increase (decrease) in net assets
from capital share transactions .....................        (668,511,335)          80,135,814
                                                          ---------------      ---------------


Net decrease in net assets ..........................        (720,166,995)        (147,258,603)


 NET ASSETS

Beginning of year ...................................       1,313,865,051        1,461,123,654
                                                          ---------------      ---------------

End of year .........................................     $   593,698,056      $ 1,313,865,051
                                                          ===============      ===============


 TRANSACTIONS IN SHARES OF THE FUND

Sold ................................................          25,776,090           31,440,930

Issued in reinvestment of distributions .............           2,633,955           16,949,976

Redeemed ............................................         (95,401,790)         (41,183,203)
                                                          ---------------      ---------------

Net increase (decrease) .............................         (66,991,745)           7,207,703
                                                          ===============      ===============

SEE NOTES TO FINANCIAL STATEMENTS


     ANNUAL REPORT                   STATEMENTS OF CHANGES IN NET ASSETS  9


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION - American Century Variable Portfolios, Inc., formerly TCI Portfolios, Inc., (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP Capital Appreciation, formerly TCI Growth, (the Fund) is one of the six series of funds issued by the Corporation. The Fund's investment objective is capital growth. The Fund seeks to achieve its investment objective by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS - Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS - Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME - Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. During the year ended December 31, 1997, the Fund did not hold any securities denominated in foreign currencies. Therefore, there were no realized or unrealized foreign currency exchange gains or losses for the year.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open forward foreign currency exchange contracts at December 31, 1997.

    REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

    JOINT TRADING ACCOUNT - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS - It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company


10   NOTES TO FINANCIAL STATEMENTS               AMERICAN CENTURY INVESTMENT


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

    ADDITIONAL INFORMATION - Effective January 15, 1998, Funds Distributor, Inc.
(FDI) became the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.


--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.00%.

    Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.


--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases  and  sales  of  investment   securities,   excluding   short-term
investments, totaled $1,020,218,508 and $1,772,271,847, respectively.

    As of December 31, 1997, accumulated net unrealized appreciation was $62,073,052, based on the aggregate cost of investments for federal income tax purposes of $531,800,004, which consisted of unrealized appreciation of $86,058,661 and unrealized depreciation of $23,985,609.


--------------------------------------------------------------------------------
4. REDEMPTION IN KIND

    During the year ended December 31, 1997, the Fund incurred a redemption in kind, resulting in net realized gains of $42,886,896. A redemption in kind occurs when a Fund pays a shareholder with portfolio securities in lieu of cash in accordance with the prospectus.


     ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS  11


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

5. AFFILIATED COMPANY TRANSACTIONS

A summary of transactions for each issuer which is or was an affiliate at or during the year ended December 31, 1997, follows:

                                  Share                                                 December 31, 1997
                                 Balance   Purchase    Sales        Realized          Share         Market
                                12/31/96     Cost      Cost        Gain (Loss)       Balance         Value

                                            $ IN THOUSANDS                             $ IN THOUSANDS
ISSUER(1)
ClinTrials Inc.                  1,050,000     -     $27,230,464    $(13,278,989)        -            -
Curative Health Services, Inc.(2)  750,000     -      15,857,839       6,548,831         -            -
Encad, Inc.                        700,000     -      28,977,164      (3,739,163)        -            -
FPA Medical Management, Inc.      1,150,000    -      23,327,800       (36,333)          -            -
Leasing Solutions, Inc.            700,000     -      20,239,641     (11,125,358)        -            -
National TechTeam, Inc.            880,000     -      22,790,557      (6,649,379)        -            -
Seacor Smit Inc.(3)                480,000     -      22,112,857       4,430,797         -            -
Vitesse Semiconductor Corp.       1,100,000    -      22,137,176      31,393,060     150,000(4)   $5,709,375
                                            -------  -------------  -------------                 ----------
                                               -     $182,673,498    $  7,543,466                 $5,709,375
                                            =======  =============  =============                 ==========

(1) NONE OF THE SECURITIES PRODUCED INCOME DURING PERIOD HELD.

(2) FORMERLY KNOWN AS CURATIVE TECHNOLOGIES, INC.

(3) FORMERLY KNOWN AS SEACOR HOLDINGS, INC.

(4) INCLUDES  ADJUSTMENTS  FOR SHARES  RECEIVED  FROM STOCK SPLIT  AND/OR  STOCK
    SPINOFF DURING THE YEAR.


    12  NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                         1997                  1996                  1995               1994            1993

 PER-SHARE DATA

Net Asset Value,
Beginning of Year ............   $       10.24       $         12.06       $          9.21     $        9.32     $      8.47
                                 -------------       ---------------       ---------------     -------------     -----------
Income From
Investment Operations

Net Investment Income (Loss) .           (0.05)(1)             (0.06)(1)             (0.02)             0.01            0.03

  Net Realized and
  Unrealized Gain (Loss)
  on Investment Transactions .           (0.30)                (0.40)                 2.88             (0.12)           0.84
                                 -------------       ---------------       ---------------     -------------     -----------
  Total From
Investment Operations ........           (0.35)                (0.46)                 2.86             (0.11)           0.87
                                 -------------       ---------------       ---------------     -------------     -----------
Distributions
  From Net
  Investment Income ..........            --                    --                   (0.01)             --             (0.02)

  From Net Realized Gains
  on Investment Transactions .           (0.21)                (1.36)                 --                --              --
                                 -------------       ---------------       ---------------     -------------     -----------
  Total Distributions ........           (0.21)                (1.36)                (0.01)             --             (0.02)
                                 -------------       ---------------       ---------------     -------------     -----------

Net Asset Value,
End of Year ..................   $        9.68       $         10.24       $         12.06     $        9.21     $      9.32
                                 =============       ===============       ===============     =============     ===========
  Total Return(2) ............           (3.26)%               (4.32)%               31.10%            (1.17)%         10.30%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ........            1.00%                 1.00%                 0.99%             1.00%           1.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets .           (0.53)%               (0.59)%               (0.23)%            0.11%           0.35%

Portfolio Turnover Rate ......             107%                  182%                  147%              115%             87%

Average Commission
Paid per Share
of Equity Security Traded ....   $      0.0316       $        0.0326       $        0.0370              -(3)            -(3)

Net Assets, End
of Year (in thousands) .......   $     593,698       $     1,313,865       $     1,461,124     $   1,002,577     $   755,689

(1) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

(2) TOTAL  RETURN   ASSUMES   REINVESTMENT   OF  DIVIDENDS   AND  CAPITAL  GAINS
    DISTRIBUTIONS, IF ANY.

(3) DISCLOSURE OF AVERAGE COMMISSION PAID PER SHARE OF EQUITY SECURITY TRADED WAS NOT REQUIRED PRIOR TO THE YEAR ENDED DECEMBER 31, 1995.

SEE NOTES TO FINANCIAL STATEMENTS


     ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS  13


                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,

American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century VP Capital Appreciation (formerly TCI Growth) (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc. (formerly TCI Portfolios, Inc.), as of December 31, 1997, and the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The financial statements and the financial highlights of the Fund for each of the years in the four-year period ended December 31, 1996 were audited by other auditors whose report, dated January 21, 1997, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century VP Capital Appreciation as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
January 30, 1998


 14     INDEPENDENT AUDITORS' REPORT           AMERICAN CENTURY INVESTMENTS


                                     NOTES


     ANNUAL REPORT                                                 NOTES      15


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

    The philosophy behind American Century's growth funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit potential for gain. Finally, American Century funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

    VP CAPITAL APPRECIATION seeks capital growth over time by investing in growth companies across all capitalization ranges. Since mid-1996, VP Capital Appreciation has invested mainly in the securities of medium-sized firms with accelerating growth. Such a strategy results in volatility over the short term and offers the potential for long-term growth.

COMPARATIVE INDICES

    The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

    The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded U.S. companies that are considered leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock performance.

    The S&P MIDCAP 400 is an index created by Standard & Poor's Corporation of the 400 leading companies not included in the S&P 500. It is considered to represent the performance of mid-capitalization stocks generally. The index was created in March 1994. Data presented for prior periods have been provided by S&P.

    The S&P MIDCAP 400/BARRA GROWTH is an index created by Standard & Poor's Corporation and BARRA. The index divides the S&P 400 into two mutually exclusive groups based on price/book ratios. The half of the S&P 400 with higher ratios falls into the Growth index, while a value index tracks the performance of the other half. Similar growth and value indices are available for the S&P 500.


    16  BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the "Financial Highlights" on page 13.


PORTFOLIO STATISTICS

NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.


TYPES OF STOCKS

BLUE-CHIP  STOCKS--  stocks  of  the  most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


STATISTICAL TERMINOLOGY

PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


     ANNUAL REPORT                                              GLOSSARY  17

[american century logo]
American
Century(reg.sm)

P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INVESTOR SERVICES:
1-800-345-3533 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3485

FAX: 816-340-4360

INTERNET: WWW.AMERICANCENTURY.COM

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION

FUNDS DISTRIBUTOR, INC.

9802           [recycled logo]
SH-BKT-11074      Recycled

                                     ANNUAL
                                     REPORT

                             [american century logo]
                                    American
                                 Century(reg.sm)

                                DECEMBER 31, 1997

                                AMERICAN CENTURY
                                    VARIABLE
                                PORTFOLIOS, INC.

                                   VP Balanced


                               TABLE OF CONTENTS

Our Message to You ........................................................    1
Performance & Portfolio Information .......................................    2
Management Q & A ..........................................................    3
Schedule of Investments ...................................................    5
Statement of Assets and Liabilities .......................................    9
Statement of Operations ...................................................   10
Statements of Changes in Net Assets .......................................   11
Notes to Financial Statements .............................................   12
Financial Highlights ......................................................   14
Independent Auditors' Report ..............................................   15
Background Information
           Investment Philosophy and Policies .............................   16
           Comparative Indices ............................................   16
Glossary ..................................................................   17

We welcome your comments or questions about this report.

See the back cover for ways to contact us by mail, phone or e-mail.

American Century and Benham Group are registered marks of American Century Services Corporation.


                                                   AMERICAN CENTURY INVESTMENTS


                              OUR MESSAGE TO YOU

           [photo of James E. Stowers, Jr. and James E. Stowers III]

    VP Balanced turned in mixed results in 1997. Its bond holdings performed very competitively, but the equity portion of the portfolio did not fare as well. Unusually strong crosscurrents in domestic markets--especially in the mid- and small-cap sectors--often proved difficult to navigate. But our stock selection was also less effective than we would have liked.

    We are making substantial efforts to improve our equity results in order to bring them to the level investors have come to expect from American Century. We have added investment resources where they were needed, and remain confident that VP Balanced's blend of bonds, traditional blue-chip stocks, and smaller, faster-growing companies can provide solid, more consistent risk-adjusted returns than aggressive portfolios.

    Returning to the broad market, 1997 was a difficult year to select stocks. The market rally had a very narrow focus for much of the year. At one point, the very largest companies, many of which are household names, were outperforming smaller ones by the greatest margin in fifty years. It was hard to perform well unless you owned a relatively few, high-profile companies. Smaller stocks bounced back sharply in the second and much of the third quarter, until the turmoil in Southeast Asia pulled down equity prices in general.

    The economy remained strong in 1997, with low interest rates and benign inflation, and this--in addition to the continuing stream of assets flowing into stocks--helped explain the U.S. market's third year of exceptional returns. In fact, 1995-1997 marked one of the best three-year performance periods in the history of the Standard & Poor's 500 Index. Although we believe a fourth year of similar returns is unlikely, please keep in mind that the U.S. economy is very healthy, and that should continue to benefit stocks.

    This past year was very eventful for American Century. In July, J.P. Morgan agreed to become a significant minority shareholder in American Century. J.P. Morgan has been in business more than 150 years, serving institutions, governments and individuals with complex financial needs. Under the terms of the business partnership, which was finalized January 15, 1998, American Century will continue to operate as an independent company. Our corporate management team will remain the same, and the Stowers family will retain voting control of American Century.

    On a more personal note, 1998 also marks the 40th year since we launched our first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, money market, and combination (stock and bond) funds that provide investors with such a wide range of choice and flexibility.

    Whatever  your  financial   goals,  we  believe   American  Century  has  an
outstanding lineup of funds to help you reach them.

Sincerely,

/s/James E. Stowers, Jr.               /s/James E. Stowers III
James E. Stowers, Jr.                  James E. Stowers III
Chairman of the Board and Founder      Chief Executive Officer
                                       American Century Investment
                                         Management, Inc.


ANNUAL REPORT                                        OUR MESSAGE TO YOU       1


                      PERFORMANCE & PORTFOLIO INFORMATION

                                                       AVERAGE ANNUAL RETURNS

                      6 MONTHS(1)     1 YEAR     3 YEARS     5 YEARS     LIFE OF FUND(2)
----------------------------------------------------------------------------------------
TOTAL RETURNS AS OF DECEMBER 31, 1997

   VP Balanced ......... 6.32%        15.81%      16.31%      11.27%        11.05%

   Blended index ....... 8.31%        23.16%      22.27%      14.82%        14.08%

(1) Not annualized.

(2) The fund's inception date was 5/1/91.

See pages 16 and 17 for more information about comparative indices and returns.

[line graph - data below]

Growth of $10,000 Over Life of Fund
$10,000 investment made 5/1/91                      Value on 12/31/97

DATE         VP BALANCED     BLENDED INDEX

  5/1/91       $10,000         $10,000
12/31/91       $12,554         $11,241
 6/30/92       $11,349         $11,329
12/31/92       $11,795         $12,077
 6/30/93       $12,246         $12,729
12/31/93       $12,702         $13,231
 6/30/94       $12,379         $12,823
12/31/94       $12,780         $13,238
 6/30/95       $14,388         $15,375
12/31/95       $15,479         $17,084
 6/30/96       $16,283         $18,206
12/31/96       $17,369         $19,901
 6/30/97       $18,918         $22,921
12/31/97       $20,114         $24,991

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return line of the blended index does not.

[pie chart]

Asset Allocation (as of December 31, 1997)

Common Stocks                           55%
Corporate Bonds                         25%
U.S. Treasury Securities                 6%
Mortgage- & Asset-Backed Securities      6%
Other                                    8%

                 See Glossary on page 17 for investment terms.


2      PERFORMANCE & PORTFOLIO INFORMATION         AMERICAN CENTURY INVESTMENTS


                               MANAGEMENT Q & A

    An interview with Bruce Wimberly and Jeff Houston, portfolio managers on the VP Balanced equity and fixed-income investment teams.

HOW DID THE FUND PERFORM?

    VP Balanced posted a 15.81% return for the year ended December 31, 1997. This return represents the combined performance of the fund's stock and bond portfolios. Stocks represent approximately 60% of the funds' assets, while the remaining assets are invested in bonds. The fund lagged its benchmark, a blended index, which posted a 23.16% total return for the period. This blended index combines the S&P 500 and the Lehman Brothers Intermediate Government/ Corporate Index in proportion to the asset mix of the fund.

WHAT EXPLAINS THE FUND'S RELATIVE UNDERPERFORMANCE VERSUS ITS BENCHMARK?

    The underperformance came from the stock portion of the portfolio. For much of 1997, blue-chip stocks that are household names produced the strongest returns, powering the S&P 500 to a 33.28% gain for the year. While VP Balanced owns many of these names, it also holds smaller, faster-growing companies that did not fare well in the conservative market environment of the past year.

    In addition, the energy-related stocks that boosted fund returns in the first six months of the year faded in the final half, as oil prices dropped. Investors feared capital spending on energy production equipment would shrink. However, Falcon Drilling Co. remained among the fund's top performers despite a decline late in the year.

HOW DID THE FUND'S BOND PORTFOLIO PERFORM?

    Boosted by the U.S. bond market's strong rally late in the year, the bond portfolio performed well during 1997. It beat its benchmark index, the Lehman Brothers Intermediate Government/Corporate Bond Index. This was a significant achievement because the portfolio's return includes fees and expenses that reduce returns, while the index's does not.

    U.S. bonds in general benefited from low inflation, stock market turmoil and favorable supply and demand factors. Bond supply fell as the federal budget deficit shrank, allowing the U.S. Treasury to reduce its bond issuance to finance government debt. Demand rose due to an increased appetite for high-quality debt. In the fourth quarter, international investors bought bonds as Southeast Asian economies suffered significant downturns, raising fears of a global recession. Investors turned to U.S. bonds because of their high "real" interest rates (nominal interest rates minus inflation) and as a safe haven from equity market and international volatility.

WHICH STOCKS CONTRIBUTED MOST TO THE FUND'S  PERFORMANCE?

    The pharmaceutical industry produced the fund's best performing stocks for the year.

TOP TEN EQUITY HOLDINGS          % of equity portfolio
---------------------------------------------------------------------
                                 As of         As of
                                12/31/97      6/30/97

General Electric Co. (U.S.)        6.3%         4.1%
Tyco International Ltd.            6.0%         5.1%
Eli Lilly & Co.                    4.6%         3.5%
Procter & Gamble Co.               4.5%         2.0%
Outdoor Systems, Inc.              4.5%         2.8%
Clear Channel
Communications, Inc.               4.3%         3.2%
Bristol-Myers Squibb Co.           3.7%          --
SunAmerica, Inc.                   3.5%         2.3%
Pfizer, Inc.                       3.3%         3.6%
Coca-Cola Company                  3.2%          --


TOP FIVE INDUSTRIES              % of equity portfolio
---------------------------------------------------------------------
                                  As of        As of
                                 12/31/97     6/30/97

Pharmaceuticals                   15.2%        20.5%
Diversified Companies             12.9%        12.4%
Broadcasting & Media               9.8%         6.0%
Consumer Products                  9.0%         6.7%
Financial Services                 6.8%         0.8%


ANNUAL REPORT                                           MANAGEMENT Q & A       3


                               MANAGEMENT Q & A

    Among pharmaceuticals, Eli Lilly & Co., Pfizer Inc. and Warner-Lambert Co. were all substantial contributors. Investors rewarded these companies for their increasing sales volumes, market share gain, and extensive new product lines.

    The fund's top performing stock for the year was long-time holding Outdoor Systems Inc. This company has been a winner in the consolidation of the highway billboard industry. We like the stock because it is a domestic business and is largely immune from turmoil in international markets; it is in a highly regulated industry, providing barriers to competition; and it has wide profit margins that proved to be stable during a year that saw many companies' earnings projections become less certain.

    Hurting performance were companies, such as Oxford Health Plans, which announced they would not meet analysts' expectations and were punished by the market. Oxford unexpectedly announced poor third-quarter earnings following difficulties implementing a new billing and bookkeeping system. Technology holdings also held back performance as investors fled computer-related companies doing business in Southeast Asia.

HOW WAS THE BOND PORTFOLIO POSITIONED DURING THE SECOND HALF?

    The portfolio's performance owed more to its intermediate- term position in the bond market's risk/return spectrum than to any repositioning we did. We take a "plain vanilla" approach to the bond portfolio to complement the stock portfolio and attempt to generate the best possible risk-adjusted returns for the fund as a whole. We typically invest primarily in intermediate-term corporate bonds, and we usually don't make large interest rate bets, focusing instead on adding value by investing in undervalued sectors of the bond market. We consider the fund's duration (a measure of the portfolio's sensitivity to interest rate changes -- the higher the duration, the more the portfolio's value will fluctuate in response to interest rate movements) target to be approximately 4.25 years, and we rarely stray from that position.

    We were even less inclined than usual to change the fund's duration in 1997 because there was so much uncertainty about interest rates. On one hand, the U.S. economy was growing at levels that would have been considered inflationary in the past. The Federal Reserve did raise short-term interest rates in March, leading to speculation that other interest rate increases were just around the corner. On the other hand, inflation never spiked as expected, and the turmoil in Southeast Asia may actually have a disinflationary effect on the U.S. economy. As a result, we basically stood pat.

WHAT'S YOUR OUTLOOK FOR BONDS AND THE FUND'S FIXED-INCOME PORTFOLIO?

    We think conditions in 1998 will be favorable for U.S. bonds. U.S. economic growth appears to be slowing, inflation remains low and bond demand should continue to be supported by our shrinking federal debt issuance and by investors shifting money out of the volatile global equity markets.

    Given the prospect of slower economic growth, we're planning to be a little more cautious about buying corporate bonds and will look instead to find value in mortgage- and asset-backed securities.

VP BALANCED'S FIXED-INCOME PORTFOLIO
---------------------------------------------------------------------
                                          As of            As of
                                         12/31/97         6/30/97

---------------------------------------------------------------------

Portfolio Sensitivity to Interest Rates

Weighted Average Maturity                6.9 years        6.6 years
Duration                                 4.1 years        4.2 years
---------------------------------------------------------------------
Portfolio Credit Quality                 % of fixed income portfolio
(S&P Ratings)
---------------------------------------------------------------------

  AAA                                    40%               39%
  AA                                     11%               14%
   A                                     36%               28%
  BBB                                    13%               19%
                                      -------           -------
                                        100%              100%
                                      =======           =======

See Glossary on page 17.


4      MANAGEMENT Q & A                       AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997

Shares                                                               Value
--------------------------------------------------------------------------------

COMMON STOCKS

AIRLINES-1.2%

                   11,800  AMR Corp.(1)                            $  1,516,300

                   30,200  Alaska Air Group, Inc.(1)                  1,170,250
                                                                 --------------
                                                                      2,686,550
                                                                 --------------

BANKING-2.2%

                   30,900  BankAmerica Corp.                          2,255,700

                   23,720  Charter One Financial, Inc.                1,492,878

                    9,200  Citicorp                                   1,163,225
                                                                 --------------
                                                                      4,911,803
                                                                 --------------

BROADCASTING & MEDIA-5.4%

                   66,400  Clear Channel
                               Communications, Inc.(1)                5,274,650

                   24,400  Jacor Communications, Inc.(1)              1,297,775

                  142,600  Outdoor Systems, Inc.(1)                   5,472,275
                                                                 --------------
                                                                     12,044,700
                                                                 --------------

COMMUNICATIONS SERVICES-3.1%

                    5,400  Ameritech Corp.                              434,700

                   17,800  Bell Atlantic Corp.                        1,619,800

                   58,301  Tele-Communications, Inc. Cl A(1)          1,626,962

                  107,900  WorldCom, Inc.(1)                          3,267,347
                                                                 --------------
                                                                      6,948,809
                                                                 --------------

COMPUTER PERIPHERALS-1.5%

                   48,000  Cisco Systems Inc.(1)                      2,679,000

                   12,100  SCI Systems, Inc.(1)                         527,106
                                                                 --------------
                                                                      3,206,106
                                                                 --------------

COMPUTER SOFTWARE & SERVICES-2.8%

                   20,900  America Online Inc.(1)                     1,864,019

                   27,500  BMC Software, Inc.(1)                      1,802,969

                   78,700  Compuware Corp.(1)                         2,520,859
                                                                 --------------
                                                                      6,187,847
                                                                 --------------

COMPUTER SYSTEMS-2.1%

                    6,900  Hewlett-Packard Co.                          431,250

                   28,700  International Business
                              Machines Corp.                          3,000,944

                   30,400  Sun Microsystems, Inc.(1)                  1,214,100
                                                                 --------------
                                                                      4,646,294
                                                                 --------------


Shares                                                               Value
--------------------------------------------------------------------------------

CONSUMER PRODUCTS-5.0%

                    34,700  Gillette Company                       $  3,485,181

                    69,900  Procter & Gamble Co. (The)                5,578,894

                    48,000  Sunbeam Corp.                             2,022,000
                                                                 --------------
                                                                     11,086,075
                                                                 --------------

DIVERSIFIED COMPANIES-7.1%

                   104,900  General Electric Co. (U.S.)               7,697,038

                   164,100  Tyco International Ltd.                   7,394,756

                    27,200  U.S. Industries, Inc.                       819,400
                                                                 --------------
                                                                     15,911,194
                                                                 --------------

ENERGY (SERVICES)-2.4%

                    11,600  Diamond Offshore Drilling, Inc.             558,250

                    32,100  Falcon Drilling Co. Inc.(1)               1,125,506

                   125,700  Input/Output, Inc.(1)                     3,731,719
                                                                 --------------
                                                                      5,415,475
                                                                 --------------

ENVIRONMENTAL SERVICES-0.4%

                    25,000  USA Waste Services, Inc.(1)                 981,250
                                                                 --------------

FINANCIAL SERVICES-3.7%

                    17,400  American Express Credit Corp.             1,552,950

                    58,800  CIT Group Holdings,
                                Inc. (The) Cl A(1)                    1,896,300

                    18,300  Fannie Mae                                1,044,244

                    17,800  Morgan Stanley, Dean Witter,
                               Discover & Co.                         1,052,425

                    51,700  Travelers Group, Inc.                     2,785,337
                                                                 --------------
                                                                      8,331,256
                                                                 --------------

FOOD & BEVERAGE-1.8%

                    59,900  Coca-Cola Company (The)                   3,990,837
                                                                 --------------

HEALTHCARE-0.6%

                    18,300  Cardinal Health, Inc.                     1,374,787
                                                                 --------------

INSURANCE-3.3%

                    12,100  American International Group, Inc.        1,315,875

                    39,200  Conseco Inc.                              1,781,150

                    99,600  SunAmerica, Inc.                          4,257,900
                                                                 --------------
                                                                      7,354,925
                                                                 --------------

LEISURE-0.6%

                    32,400  Viacom, Inc. Cl B(1)                      1,342,575
                                                                 --------------

MEDICAL EQUIPMENT & SUPPLIES-1.2%

                    24,100  Guidant Corp.                             1,500,225

                    24,100  Medtronic, Inc.                           1,260,731
                                                                 --------------
                                                                      2,760,956
                                                                 --------------

See Notes to Financial Statements


ANNUAL REPORT                                SCHEDULE OF INVESTMENTS       5


                            SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997

Shares/Principal Amount                                              Value
--------------------------------------------------------------------------------

PHARMACEUTICALS-8.4%

                    47,900  Bristol-Myers Squibb Co.               $  4,532,537

                    80,800  Lilly (Eli) & Co.                         5,625,700

                     7,800  Merck & Co., Inc.                           828,750

                    55,000  Pfizer, Inc.                              4,100,938

                    29,400  Warner-Lambert Co.                        3,645,600
                                                                 --------------
                                                                     18,733,525
                                                                 --------------

PRINTING & PUBLISHING-1.8%

                    53,600  McGraw-Hill Companies, Inc. (The)         3,966,400
                                                                 --------------

   RETAIL (SPECIALTY)-0.5%

                    46,300  Pier 1 Imports, Inc.                      1,047,538
                                                                 --------------

TOTAL COMMON STOCKS-55.1%                                           122,928,902
                                                                 --------------
   (Cost $92,753,794)

U.S. TREASURY SECURITIES

                $1,000,000  U.S. Treasury Notes,
                               5.875%, 2/15/00                        1,004,160

                 1,000,000  U.S. Treasury Notes,
                               6.125%, 9/30/00                        1,010,550

                   500,000  U.S. Treasury Notes,
                               5.75%, 10/31/00                          500,725

                 3,000,000  U.S. Treasury Notes,
                               7.50%, 11/15/01                        3,181,650

                 2,450,000  U.S. Treasury Notes,
                               5.75%, 10/31/02                        2,452,842

                 1,000,000  U.S. Treasury Notes,
                               5.875%, 2/15/04                        1,009,370

                 2,400,000  U.S. Treasury Notes,
                               7.25%, 5/15/04                         2,590,824

                   950,000  U.S. Treasury Notes,
                               5.875%, 11/15/05                         955,558

                 1,000,000  U.S. Treasury Notes,
                                6.125%, 8/15/07                       1,028,070
                                                                 --------------

TOTAL U.S. TREASURY SECURITIES-6.2%                                  13,733,749
                                                                 --------------
   (Cost $13,459,197)

 MORTGAGE-BACKED SECURITIES(2)

                 1,424,376  FNMA Pool #248679,
                               5.50%, 10/25/08                        1,385,631

                 1,500,000  FNMA Pool #411821,
                               7.00%, 1/1/28(3)                       1,512,187

                 1,856,519  GNMA Pool #002202,
                               7.00%, 4/20/26                         1,867,396
                                                                 --------------


Principal Amount                                                     Value
--------------------------------------------------------------------------------

TOTAL MORTGAGE-BACKED SECURITIES-2.1%                              $  4,765,214
                                                                 --------------
   (Cost $4,676,755)

 ASSET-BACKED SECURITIES(2)

                $1,000,000  FNMA Whole Loan, Series 1995-W1,
                               Class A6, 8.10%, 4/25/25               1,042,551

                 1,000,000  First Merchants Auto Receivables
                               Corp., Series 1996-B, Class A2,
                               6.80%, 5/15/01                         1,014,610

                 2,000,000  NationsBank Auto Owner Trust,
                               Series 1996-A, Class B1,
                               6.75%, 6/15/01                         2,027,500

                 2,000,000  Union Acceptance Corp., Series
                               1996-D, Class A3, 6.30%, 1/8/04        2,010,420

                 1,250,000  United Companies Financial Corp.,
                               Series 1996-D1, Class A4,
                               6.78%, 2/15/16                         1,267,688

                 1,000,000  United Companies Financial Corp.,
                               Series 1996-D1, Class A5,
                               6.92%, 10/15/18                        1,018,540
                                                                 --------------

TOTAL ASSET-BACKED SECURITIES-3.7%                                    8,381,309
                                                                 --------------
   (Cost $8,242,115)

CORPORATE BONDS

AUTOMOBILES & AUTO PARTS-1.1%

                 1,500,000  Ford Motor Credit Corp.,
                               6.75%, 5/15/05                         1,533,795

                 1,000,000  General Motors Corp.,
                               7.00%, 6/15/03                         1,033,630
                                                                 --------------
                                                                      2,567,425
                                                                 --------------

BANKING-5.7%

                 1,700,000  ABN Amro Bank NV (Chicago),
                               7.125%, 6/18/07                        1,782,637

                 1,000,000  Capital One Financial Corp.,
                               8.125%, 3/1/00                         1,033,030

                 1,750,000  Corestates Capital Corp.,
                               5.875%, 10/15/03                       1,710,117

                 1,750,000  First Bank System Inc.,
                               7.625%, 5/1/05                         1,867,180

                 1,000,000  First Union Corp.,
                               8.77%, 11/15/04                        1,048,610

                 1,500,000  MBNA Corp.,
                               6.875%, 10/1/99                        1,517,445

See Notes to Financial Statements


6      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997

Principal Amount                                                     Value
--------------------------------------------------------------------------------

                $1,300,000  NationsBank Capital Trust III, VRN,
                               6.31%, 1/15/98, resets quarterly
                               off the 3-month LIBOR plus
                               0.55% with no caps                  $  1,263,633

                 1,000,000  NationsBank Corp., 6.875%,
                               2/15/05                                1,027,270

                 1,500,000  Santander Financial Issuances Ltd.,
                               7.00%, 4/1/06                          1,543,200
                                                                 --------------
                                                                     12,793,122
                                                                 --------------

COMMUNICATIONS SERVICES-0.4%

                 1,000,000  GTE Southwest,
                               5.82%, 12/1/99                           994,440
                                                                 --------------

DIVERSIFIED COMPANIES-0.5%

                 1,000,000  Hanson Overseas BV,
                               6.75%, 9/15/05                         1,022,700
                                                                 --------------

ELECTRICAL & ELECTRONIC
COMPONENTS-1.1%

                 1,500,000  Anixter International Inc.,
                               8.00%, 9/15/03                         1,586,445

                 1,000,000  Hutchison Whampoa Financial, Series B,
                               7.45%, 8/1/17 (Acquired 7/24/97,
                               Cost $998,970)(4)                        919,970
                                                                 --------------
                                                                      2,506,415
                                                                 --------------

   FINANCIAL SERVICES-5.5%

                 1,500,000  Associates Corp., N.A.,
                               6.375%, 10/15/02                       1,509,285

                 1,000,000  Associates First Capital Corp.,
                               6.75%, 7/15/01                         1,019,040

                 1,000,000  First USA, Inc.,
                               7.00%, 8/20/01                         1,022,900

                 1,500,000  Lehman Brothers Holdings, Inc.,
                               6.625%, 11/15/00                       1,512,405

                 1,000,000  Money Store Inc. (The),
                               8.05%, 4/15/02                         1,037,300

                 1,750,000  Norwest Financial, Inc.,
                               6.25%, 11/1/02                         1,766,433

                 1,700,000  Salomon, Inc.,
                               6.65%, 7/15/01                         1,720,638

                 1,000,000  Travelers/Aetna Property Casualty
                               Corp., 6.75%, 4/15/01                  1,018,020


Principal Amount                                                     Value
--------------------------------------------------------------------------------

                $1,750,000  Wharf International Finance Ltd.,
                               7.625%, 3/13/07
                               (Acquired 3/6/97,
                               Cost $1,736,158)(4)                 $  1,636,250
                                                                 --------------

                                                                     12,242,271
                                                                 --------------

INSURANCE-2.1%

                 1,200,000  Aetna Services Inc.,
                               6.75%, 8/15/01                         1,224,816

                 1,000,000  Nationwide Mutual Insurance Co.,
                               6.50%, 2/15/04
                               (Acquired 2/9/96,
                               Cost $1,007,535)(4)                      999,410

                 1,000,000  Underwriters Reinsurance Co.,
                               7.875%, 6/30/06
                               (Acquired 8/6/96,
                               Cost $1,028,896)(4)                    1,082,470

                 1,250,000  Zurich Capital Trust I, 8.38%, 6/1/37
                               (Acquired 5/28/97 through
                               6/11/97, Cost $1,265,380)(4)           1,372,413
                                                                 --------------
                                                                      4,679,109
                                                                 --------------

LEISURE-0.5%

                 1,000,000  Hilton Hotels Corp.,
                               7.70%, 7/15/02                         1,024,780
                                                                 --------------

MACHINERY & EQUIPMENT-0.5%

                 1,000,000  Time Warner Inc.,
                               6.85%, 1/15/26                         1,033,330
                                                                 --------------

METALS & MINING-0.8%

                 1,750,000  Barrick Gold Corp.,
                               7.50%, 5/1/07                          1,853,092
                                                                 --------------

REAL ESTATE-1.8%

                 1,700,000  Price REIT, Inc. (The),
                               7.25%, 11/1/00                         1,733,881

                 1,000,000  Price REIT, Inc. (The),
                               7.125%, 6/15/04                        1,027,130

                 1,200,000  Spieker Properties, Inc.,
                               6.80%, 12/15/01                        1,218,912
                                                                 --------------
                                                                      3,979,923
                                                                 --------------

RETAIL (GENERAL MERCHANDISE)-0.5%

                 1,000,000  Sears, Roebuck & Co., MTN,
                               7.12%, 6/4/04                          1,046,910
                                                                 --------------

See Notes to Financial Statements


     ANNUAL REPORT                               SCHEDULE OF INVESTMENTS      7


                            SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997

Principal Amount                                                  Value
--------------------------------------------------------------------------------

TOBACCO-1.5%

                $1,250,000  Philip Morris Companies Inc.,
                               6.95%, 6/1/01                       $  1,280,950

                 1,000,000  Philip Morris Companies Inc.,
                               6.80%, 12/1/03                         1,014,910

                 1,000,000  Philip Morris Companies Inc.,
                               7.00%, 7/15/05                         1,022,800
                                                                 --------------
                                                                      3,318,660
                                                                 --------------

UTILITIES-2.4%

                 2,500,000  CalEnergy Co. Inc.,
                               7.63%, 10/15/07                        2,518,525

                 1,000,000  Kansas Power & Light Co.,
                               8.875%, 3/1/00                         1,052,990

                 1,700,000  Pacific Gas & Electric Co.,
                               Series 93C, 6.25%, 8/1/03              1,710,982
                                                                 --------------
                                                                      5,282,497
                                                                 --------------

TOTAL CORPORATE BONDS-24.4%                                          54,344,674
                                                                 --------------
   (Cost $53,299,089)

 SOVEREIGN GOVERNMENTS & AGENCIES-0.3%

                   750,000  Korea Electric Power,
                               6.375%, 12/1/03                          561,263
                                                                 --------------
    (Cost $753,946)

 COMMERCIAL PAPER-0.7%

FINANCIAL SERVICES

                 1,500,000  Merrill Lynch & Co., Inc.,
                               5.85%, 1/14/98(5)                      1,496,831
                                                                 --------------
 (Cost $1,496,831)

SHORT-TERM CASH INVESTMENTS-7.5%

       $16,800,000 par value FHLB Discount Notes,
              5.11%, 1/2/98(5)                                       16,800,000
                                                                 --------------
    (Cost $16,797,617)

TOTAL INVESTMENT SECURITIES-100.0%                                 $223,011,942
                                                                 ==============
    (Cost $191,479,344)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
LIBOR = London Interbank Offered Rate
MTN = Medium Term Note
VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective December 31, 1997.
resets= The frequency with which a fixed-income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) Non-income producing.

(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(3) When-issued security.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at December 31, 1997, was $6,010,513, which represented 2.7% of net assets.

(5) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements


8      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                      STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

ASSETS

Investment securities, at value
(identified cost of $191,479,344) (Note 3) .....................    $223,011,942

Cash ...........................................................       1,980,779

Dividends and interest receivable ..............................       1,146,767
                                                                    ------------
                                                                     226,139,488
                                                                    ------------

LIABILITIES

Payable for investments purchased ..............................       6,779,430

Payable for capital shares redeemed ............................          90,207

Accrued management fees (Note 2) ...............................         182,258

Payable for directors' fees and expenses .......................             358
                                                                    ------------
                                                                       7,052,253
                                                                    ------------


Net Assets .....................................................    $219,087,235
                                                                    ============

CAPITAL SHARES, $0.01 PAR VALUE

Authorized .....................................................     200,000,000
                                                                    ============
Outstanding ....................................................      26,585,174
                                                                    ============


Net Asset Value Per Share ......................................    $       8.24
                                                                    ============
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ........................    $159,166,346

Undistributed net investment income ............................       3,959,144

Accumulated net realized gain from investments
  and foreign currency transactions ............................      24,429,134

Net unrealized appreciation on investments and translation of
  assets and liabilities in foreign currencies (Note 3) ........      31,532,611
                                                                    ------------
                                                                    $219,087,235
                                                                    ============

See Notes to Financial Statements


ANNUAL REPORT                    STATEMENT OF ASSETS AND LIABILITIES      9


                            STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME

Income:

Interest ......................................................      $ 6,488,81
Dividends (net of foreign taxes withheld of $6,054) ...........       1,007,550
                                                                   ------------
                                                                      7,496,360
                                                                   ------------
Expenses (Note 2):
Management fees ...............................................       2,346,313
Directors' fees and expenses ..................................           2,265
                                                                   ------------
                                                                      2,348,578
                                                                   ------------

Net investment income .........................................       5,147,782
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

Net realized gain (loss) on:
Investments ...................................................      24,645,097
Foreign currency transactions .................................         (33,902)
                                                                   ------------
                                                                     24,611,195
                                                                   ------------

Change in net unrealized appreciation on:
Investments ...................................................       6,428,446
Translation of assets and liabilities in foreign currencies ...             293
                                                                   ------------
                                                                      6,428,739
                                                                   ------------

Net realized and unrealized gain on
investments and foreign currency ..............................      31,039,934
                                                                   ------------

Net Increase in Net Assets
Resulting from Operations .....................................    $ 36,187,716
                                                                   ============

See Notes to Financial Statements


10      STATEMENT OF OPERATIONS                AMERICAN CENTURY INVESTMENTS


                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1997 AND DECEMBER 31, 1996


Increase in Net Assets                                          1997            1996

OPERATIONS

Net investment income .................................   $   5,147,782    $   4,503,919

Net realized gain on investments and foreign
  currency transactions ...............................      24,611,195        9,871,687

Change in net unrealized appreciation on
  investments and translation of assets and liabilities
  in foreign currencies ...............................       6,428,739        7,482,658
                                                          -------------    -------------
Net increase in net assets resulting from operations ..      36,187,716       21,858,264
                                                          -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income ............................      (2,554,690)      (3,340,445)

From net realized gains on investment transactions ....      (9,825,570)      (4,846,873)
                                                          -------------    -------------
Decrease in net assets from distributions .............     (12,380,260)      (8,187,318)
                                                          -------------    -------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold .............................     103,187,176       55,260,449

Proceeds from reinvestment of distributions ...........      12,380,260        8,187,318

Payments for shares redeemed ..........................    (135,680,741)     (15,548,799)
                                                          -------------    -------------
Net increase (decrease) in net assets
from capital share transactions .......................     (20,113,305)      47,898,968
                                                          -------------    -------------

Net increase in net assets ............................       3,694,151       61,569,914

NET ASSETS

Beginning of year .....................................     215,393,084      153,823,170
                                                          -------------    -------------
End of year ...........................................   $ 219,087,235    $ 215,393,084
                                                          =============    =============
Undistributed net investment income ...................   $   3,959,144    $   1,399,954
                                                          =============    =============
TRANSACTIONS IN SHARES OF THE FUND

Sold ..................................................      13,147,136        7,704,328

Issued in reinvestment of distributions ...............       1,737,653        1,168,206

Redeemed ..............................................     (16,859,188)      (2,170,655)
                                                          -------------    -------------
Net increase (decrease) ...............................      (1,974,399)       6,701,879
                                                          =============    =============

See Notes to Financial Statements


ANNUAL REPORT                   STATEMENTS OF CHANGES IN NET ASSETS       11


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., formerly TCI Portfolios, Inc., (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP Balanced, formerly TCI Balanced, (the Fund) is one of the six series of funds issued by the Corporation. The Fund's investment objective is capital growth and current income. The Fund seeks to achieve its investment objective by maintaining approximately 60% of the assets in common stocks that are considered by management to have better-than-average prospects for appreciation and the remaining assets in bonds and other fixed income securities. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to


12     NOTES TO FINANCIAL STATEMENTS           AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

    ADDITIONAL INFORMATION -- Effective January 15, 1998, Funds Distributor, Inc. (FDI) became the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.00%.

    Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stock-holders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, totaled $276,226,056, including purchases of U.S. Treasury and Agency obligations totaling $43,275,293. Sales of investment securities, excluding short-term investments, totaled $314,921,438, including sales of U.S. Treasury and Agency obligations totaling $58,271,678.

    As of December 31, 1997, accumulated net unrealized appreciation was $30,677,572, based on the aggregate cost of investments for federal income tax purposes of $192,334,370, which consisted of unrealized appreciation of $31,938,089 and unrealized depreciation of $1,260,517.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       13


                             FINANCIAL HIGHLIGHTS

                 For a Share Outstanding Throughout the Years Ended December 31

                                                     1997             1996              1995              1994            1993

PER-SHARE DATA

Net Asset Value,
Beginning of Year .......................   $        7.54     $        7.04     $        5.96     $        6.07   $        5.74
                                            -------------     -------------     -------------     -------------   -------------
Income From Investment Operations

  Net Investment Income .................            0.19              0.18              0.17              0.15            0.11

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ............            0.94              0.65              1.08             (0.11)           0.33
                                            -------------     -------------     -------------     -------------   -------------
  Total From
  Investment Operations .................            1.13              0.83              1.25              0.04            0.44
                                            -------------     -------------     -------------     -------------   -------------
Distributions

  From Net Investment Income ............           (0.09)            (0.13)            (0.17)            (0.15)          (0.11)

  From Net Realized Gains
  on Investment Transactions ............           (0.34)            (0.20)             --                --              --
                                            -------------     -------------     -------------     -------------   -------------
  Total Distributions ...................           (0.43)            (0.33)            (0.17)            (0.15)          (0.11)
                                            -------------     -------------     -------------     -------------   -------------
Net Asset Value, End of Year ............   $        8.24     $        7.54     $        7.04     $        5.96   $        6.07
                                            =============     =============     =============     =============   =============
  Total Return(1) .......................           15.81%            12.21%            21.12%             0.61%           7.68%


 RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average Net Assets ...................            1.00%             0.99%             0.97%             1.00%           1.00%

Ratio of Net Investment
Income
to Average Net Assets ...................            2.19%             2.43%             2.69%             2.49%           1.97%

Portfolio Turnover Rate .................             125%              130%               87%               63%             68%

Average Commission Paid per
Share of Equity Security Traded .........   $      0.0395     $      0.0373     $      0.0400              -(2)            -(2)

Net Assets, End
of Year (in thousands) ..................   $     219,087     $     215,393     $     153,823     $     105,100   $      75,924

(1) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

(2) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended December 31, 1995.

See Notes to Financial Statements


14      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century VP Balanced (formerly TCI Balanced) (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc. (formerly TCI Portfolios, Inc.), as of December 31, 1997, and the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The financial statements and the financial highlights of the Fund for each of the years in the four-year period ended December 31, 1996 were audited by other auditors whose report, dated January 21, 1997, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century VP Balanced as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
January 30, 1998


ANNUAL REPORT                          INDEPENDENT AUDITORS' REPORT       15


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

    The fund's investment philosophy focuses on four important principles.

    We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit potential for gain.

    For the equity portfolio, the management team seeks to own highly successful companies, which we define as those whose earnings and revenues are growing at accelerating rates.

    For the fixed income portfolio, "quality first" is the rule. The management team seeks only investment-grade bonds--those rated in the top four quality categories by nationally recognized statistical rating organizations.

    Each portfolio is managed by a team, rather than by one "star" manager. We believe this allows us to make better, more consistent management decisions.

    VP BALANCED seeks to provide capital growth and current income. The fund keeps about 60% of its assets in the stocks of firms that are considered by management to have better-than-average prospects for appreciation. Under normal market conditions, the remaining assets are held in quality, intermediate-term bonds and other fixed-income securities.

COMPARATIVE INDICES

    The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

    The BLENDED INDEX is considered the benchmark for VP Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500. The remainder of the index is represented by the Lehman Intermediate Government/Corporate Index, which reflects the 40% of the fund's assets invested in intermediate-term bonds and other fixed-income securities.

    The LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE INDEX is considered to represent the performance of a portfolio of intermediate-term U.S. government and corporate bonds. The index includes the Lehman Government and Corporate Bond indices, which are composed of U.S. government, Treasury and agency securities with one- to 10-year maturities, as well as corporate and Yankee bonds with one- to 10-year maturities.

    The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.


16      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

FIXED-INCOME TERMS

* CREDIT QUALITY reflects the financial strength of a debt security issuer and the likelihood of timely payment of interest and principal.

* DURATION is a measure of the sensitivity of a fixed-income portfolio to changes in interest rates. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

* STANDARD & POOR'S (S&P) is an independent rating company, one of the two best known in the U.S. (the other is Moody's). The credit ratings issued by S&P and Moody's reflect the perceived financial strength (credit quality) of debt issuers. Debt securities rated "investment grade" (deemed to be of high enough credit quality to be appropriate investments for banks and other institutions) by S&P are those rated BBB or higher (the highest rating is AAA).

* WEIGHTED AVERAGE MATURITY (WAM), another measurement of the sensitivity of a fixed-income portfolio to interest rate changes, indicates the average time until the principal in the portfolio is expected to be repaid, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the "Financial Highlights" on page 14.

EQUITY TERMS

* BLUE-CHIP STOCKS -- generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS -- generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, computer hardware and computer software companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average, the S&P 500 and the Russell 1000 Index.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Nasdaq Composite Index and the Russell 2000 Index.

* VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


ANNUAL REPORT                                              GLOSSARY       17

[american century logo]
American
Century(reg.sm)

P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INVESTOR SERVICES:
1-800-345-3533 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3485

FAX: 816-340-4360

INTERNET: WWW.AMERICANCENTURY.COM

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.

9802           [recycled logo]
SH-BKT-11073      Recycled

                                    ANNUAL
                                    REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)

                               DECEMBER 31, 1997

                           AMERICAN CENTURY VARIABLE
                               PORTFOLIOS, INC.

                                 VP Advantage


                               TABLE OF CONTENTS

Our Message to You ........................................................    1
Performance & Portfolio Information .......................................    2
Management Q & A ..........................................................    3
Schedule of Investments ...................................................    5
Statement of Assets and Liabilities .......................................    7
Statement of Operations ...................................................    8
Statements of Changes in Net Assets .......................................    9
Notes to Financial Statements .............................................   10
Financial Highlights ......................................................   12
Independent Auditors' Report ..............................................   13
Background Information
           Investment Philosophy and Policies .............................   16
           Comparative Indices ............................................   16
Glossary ..................................................................   17

We welcome your comments or questions about this report.

See the back cover for ways to contact us by mail, phone or e-mail.

American Century and Benham Group are registered marks of American Century Services Corporation.


                                                   AMERICAN CENTURY INVESTMENTS


                              OUR MESSAGE TO YOU

           [photo of James E. Stowers, Jr. and James E. Stowers III]

    VP Advantage turned in mixed results in 1997. Its bond and cash holdings performed very competitively, but the equity portion of the portfolio did not fare as well. Unusually strong crosscurrents in domestic markets--especially in the mid- and small-cap sectors--often proved difficult to navigate. But our stock selection was also less effective than we would have liked.

    We are making substantial efforts to improve our equity results in order to bring them to the level investors have come to expect from American Century. We have added investment resources where they were needed, and remain confident that VP Advantage's blend of bonds, cash, traditional blue-chip stocks, and smaller, faster-growing companies can provide solid and more consistent risk-adjusted returns than aggressive portfolios.

    Returning to the broad market, 1997 was a difficult year to select stocks. The market rally had a very narrow focus for much of the year. At one point, the very largest companies, many of which are household names, were outperforming smaller ones by the greatest margin in fifty years. It was hard to perform well unless you owned a relatively few, high-profile companies. Smaller stocks bounced back sharply in the second and much of the third quarter, until the turmoil in Southeast Asia pulled down equity prices in general.

    The economy remained strong in 1997, with low interest rates and benign inflation, and this--in addition to the continuing stream of assets flowing into stocks--helped explain the U.S. market's third year of exceptional returns. In fact, 1995-1997 marked one of the best three-year performance periods in the history of the Standard & Poor's 500 Index. Although we believe a fourth year of similar returns is unlikely, please keep in mind that the U.S. economy is very healthy, and that should continue to benefit stocks.

    This past year was very eventful for American Century. In July, J.P. Morgan agreed to become a significant minority shareholder in American Century. J.P. Morgan has been in business over 150 years, serving institutions, governments and individuals with complex financial needs. Under the terms of the business partnership, which was finalized January 15, 1998, American Century will continue to operate as an independent company. Our corporate management team will remain the same, and the Stowers family will retain voting control of American Century.

    On a more personal note, 1998 also marks the 40th year since we launched our first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, money market, and combination (stock and bond) funds that provide investors with such a wide range of choice and flexibility.

    Whatever  your  financial   goals,  we  believe   American  Century  has  an
outstanding lineup of funds to help you reach them.

Sincerely,

/s/James E. Stowers, Jr.               /s/James E. Stowers III
James E. Stowers, Jr.                  James E. Stowers III
Chairman of the Board and Founder      Chief Executive Officer
                                       American Century Investment
                                         Management, Inc.


     ANNUAL REPORT                                    OUR MESSAGE TO YOU       1


                      PERFORMANCE & PORTFOLIO INFORMATION



                                                      AVERAGE ANNUAL RETURNS

                      6 MONTHS(1)     1 YEAR     3 YEARS     5 YEARS     LIFE OF FUND(2)
----------------------------------------------------------------------------------------

 TOTAL RETURNS AS OF DECEMBER 31, 1997

   VP Advantage ........ 5.77%        12.83%      12.89%       9.21%        8.63%

   Blended index ....... 6.68%        17.47%      16.97%      11.59%       11.21%

(1) Not annualized.

(2) The fund's inception date was 8/1/91.

See pages 16 and 17 for more information about comparative indices and returns.

[line graph - data below]

Growth of $10,000 Over Life of Fund
$10,000 investment made 8/1/91                      Value on 12/31/97

  DATE      VP ADVANTAGE       BLENDED INDEX

  8/1/91      $10,000            $10,000
12/31/91      $11,381            $10,749
 6/30/92      $10,571            $10,879
12/31/92      $10,953            $11,453
 6/30/93      $11,350            $11,981
12/31/93      $11,702            $12,369
 6/30/94      $11,519            $12,113
12/31/94      $11,823            $12,443
 6/30/95      $12,983            $14,011
12/31/95      $13,803            $15,248
 6/30/96      $14,323            $16,033
12/31/96      $15,080            $17,251
 6/30/97      $16,086            $19,301
12/31/97      $17,014            $20,788

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return line of the blended index does not.

[pie chart]

Asset Allocation (as of December 31, 1997)

Common Stocks                           37%
U.S. Treasury Securities                40%
Short-Term Cash Investments             22%
U.S. Government Agency Securities        1%

                 See Glossary on page 17 for investment terms.


2      PERFORMANCE & PORTFOLIO INFORMATION    AMERICAN CENTURY INVESTMENTS


                               MANAGEMENT Q & A

    An interview with Bruce Wimberly and Jeff Houston, portfolio managers on the VP Advantage equity and fixed-income investment teams.

HOW DID THE FUND PERFORM?

    VP Advantage posted a 12.83% return for the year ended December 31, 1997. This return represents the combined performance of the fund's target stock portfolio (40% of assets), bond portfolio (40% of assets) and cash portfolio (20% of assets). The fund lagged its benchmark, a blended index that combines the S&P 500, the Lehman Brothers Intermediate Government Bond Index, and a three-month Treasury bill index in proportion to the asset mix of the fund. The blended index gained 17.47% for the year.

WHAT EXPLAINS THE FUND'S RELATIVE UNDERPERFORMANCE VERSUS ITS BENCHMARK?

    The underperformance came primarily from the stock portion of the portfolio. For much of 1997, blue-chip stocks that are household names produced the strongest returns, powering the S&P 500 to a 33.28% gain for the year. While VP Advantage owns many of these names, it also holds smaller, faster-growing companies that did not fare well in the conservative market environment of the past year.

    In addition, the energy-related stocks that boosted fund returns in the first six months of the year faded in the final half, as oil prices dropped. Investors feared capital spending on energy production equipment would shrink. However, Falcon Drilling Co. remained among the fund's top performers despite a decline late in the year.

HOW DID THE FUND'S FIXED-INCOME PORTFOLIO  PERFORM?

    The bond portion beat its benchmark, the Lehman Brothers Intermediate Government Bond Index. This was a significant achievement because the portfolio's return includes fees and expenses that reduce returns, while the index's does not.

    U.S. bonds in general benefited from low inflation, stock market turmoil and favorable supply and demand factors. Bond supply fell as the federal budget deficit shrank, allowing the U.S. Treasury to reduce its bond issuance to finance government debt. Demand rose due to an increased appetite for high quality debt. In the fourth quarter, international investors bought bonds as Southeast Asian economies suffered significant downturns, raising fears of a global recession. Investors turned to U.S. bonds because of their high "real" interest rates (nominal interest rates minus inflation) and as a safe haven from equity-market and international volatility.

 TOP TEN EQUITY HOLDINGS               % of equity portfolio
---------------------------------------------------------------------
                                         As of           As of
                                        12/31/97        6/30/97

General Electric Co. (U.S.)               6.2%            4.1%
Tyco International Ltd.                   6.0%            5.0%
Lilly (Eli) & Co.                         4.5%            3.5%
Procter & Gamble Co.                      4.5%            2.0%
Clear Channel
  Communications, Inc.                    4.3%            3.2%
Outdoor Systems, Inc.                     4.3%            2.8%
Bristol-Myers Squibb Co.                  3.7%             --
SunAmerica, Inc.                          3.6%            2.1%
McGraw-Hill Companies, Inc.               3.3%             --
Coca-Cola Company                         3.2%             --


 TOP FIVE INDUSTRIES                    % of equity portfolio
---------------------------------------------------------------------
                                         As of           As of
                                        12/31/97        6/30/97

Pharmaceuticals                          15.2%           20.6%
Diversified Companies                    13.0%           12.4%
Broadcasting & Media                      9.6%            6.0%
Consumer Products                         9.1%            6.5%
Financial Services                        6.6%            0.9%


     ANNUAL REPORT                                      MANAGEMENT Q & A      3


                               MANAGEMENT Q & A

WHICH STOCKS CONTRIBUTED MOST TO  THE FUND'S PERFORMANCE?

    The pharmaceutical industry produced the fund's best performing stocks for the year. Among pharmaceuticals, Eli Lilly & Co., Pfizer Inc. and Warner-Lambert Co. were all substantial contributors. Investors rewarded these companies for their increasing sales volumes, market share gains, and extensive new product lines.

    The fund's second-best performing stock for the year, behind Eli Lilly, was long-time holding Outdoor Systems Inc. This company has been a winner in the consolidation of the highway billboard industry. We like the stock because it is a domestic business and is largely immune from turmoil in international markets; it is in a highly regulated industry, providing barriers to competition; and it has wide profit margins that proved to be stable during a year that saw plenty of volatility.

    Hurting performance were companies, such as Oxford Health Plans, which announced it would not meet analysts' expectations and was punished by the market. Oxford unexpectedly announced poor third-quarter earnings following difficulties implementing a new billing and bookkeeping system. Technology holdings also held back performance as investors fled computer-related companies doing business in Southeast Asia.

HOW WAS THE BOND PORTFOLIO POSITIONED?

    The portfolio's performance owed more to its intermediate-term position in the bond market's risk/return spectrum than to any repositioning we did. In general, we take a "plain vanilla" approach to the bond portfolio to complement the stock portfolio and generate the best possible risk-adjusted returns for the fund as a whole. We invest primarily in intermediate-term Treasury bonds, and we usually don't make large interest rate bets. We consider the fund's duration (a measure of the portfolio's sensitivity to interest rate changes -- the higher the duration, the more the portfolio's value will fluctuate in response to interest rate movements) target to be approximately four years, and we usually don't stray too far from that position.

    We were even less inclined than usual to change the fund's duration in 1997 because there was so much uncertainty about interest rates. On one hand, the U.S. economy was growing at levels that would have been considered inflationary in the past. The Federal Reserve did raise short-term interest rates in March, leading to speculation that other interest rate increases were just around the corner. On the other hand, inflation never spiked as expected, and the turmoil in Southeast Asia may actually have a disinflationary effect on the U.S. economy. As a result, we basically stood pat.

WHAT'S YOUR OUTLOOK FOR BONDS AND THE BOND  PORTFOLIO?

    We think conditions in 1998 will be favorable for U.S. bonds. U.S. economic growth appears to be slowing, inflation remains low and bond demand should continue to be supported by our shrinking federal debt issuance and by investors shifting money out of the volatile global equity markets. However, there's still some risk of stronger-than-expected growth and price pressures, so we'll keep the portfolio's duration close to neutral (the same as the benchmark) and watch the labor market and wages for clues to future price and interest rate increases.


 VP ADVANTAGE'S FIXED-INCOME PORTFOLIO
                                                As of             As of
                                               12/31/97          6/30/97
-------------------------------------------------------------------------------
 Portfolio Sensitivity to Interest Rates

 Weighted Average Maturity                     4.5 years        4.8 years
 Duration                                      3.6 years        3.8 years
-------------------------------------------------------------------------------
 Portfolio Credit Quality    % of fixed income portfolio
   (S&P Rating)
-------------------------------------------------------------------------------

      AAA                                        100%             100%

See Glossary on page 17.


4      MANAGEMENT Q & A                       AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997



Shares                                                            Value
--------------------------------------------------------------------------------

 COMMON STOCKS

AIRLINES-0.8%

                       900  AMR Corp.(1)                               $115,650

                     2,300  Alaska Air Group, Inc.(1)                    89,125
                                                                 --------------
                                                                        204,775
                                                                 --------------

BANKING--1.6%

                     2,500  BankAmerica Corp.                           182,500

                     1,995  Charter One Financial, Inc.                 125,560

                       800  Citicorp                                    101,150
                                                                 --------------

                                                                        409,210
                                                                 --------------

BROADCASTING & MEDIA-3.6%

                     5,200  Clear Channel
                                Communications, Inc.(1)                 413,075

                     1,800  Jacor Communications, Inc.(1)                95,737

                    10,700  Outdoor Systems, Inc.(1)                    410,612
                                                                 --------------
                                                                        919,424
                                                                 --------------

COMMUNICATIONS SERVICES-2.1%

                       400  Ameritech Corp.                              32,200

                     1,300  Bell Atlantic Corp.                         118,300

                     4,426  Tele-Communications, Inc. Cl A(1)           123,513

                     8,400  WorldCom, Inc.(1)                           254,363
                                                                 --------------
                                                                        528,376
                                                                 --------------

COMPUTER PERIPHERALS-1.0%

                     3,900  Cisco Systems Inc.(1)                       217,669

                       900  SCI Systems, Inc.(1)                         39,206
                                                                 --------------
                                                                        256,875
                                                                 --------------

COMPUTER SOFTWARE & SERVICES-1.9%

                     1,500  America Online Inc.(1)                      133,781

                     2,200  BMC Software, Inc.(1)                       144,238

                     6,200  Compuware Corp.(1)                          198,594
                                                                 --------------
                                                                        476,613
                                                                 --------------

COMPUTER SYSTEMS-1.3%

                       500  Hewlett-Packard Co.                          31,250

                     2,200  International Business Machines Corp.       230,038

                     2,000  Sun Microsystems, Inc.(1)                    79,875
                                                                 --------------
                                                                        341,163
                                                                 --------------

Shares                                                            Value
--------------------------------------------------------------------------------

CONSUMER PRODUCTS-3.4%

                     2,800  Gillette Company                           $281,225

                     5,400  Procter & Gamble Co. (The)                  430,988

                     3,600  Sunbeam Corp.                               151,650
                                                                 --------------
                                                                        863,863
                                                                 --------------

DIVERSIFIED COMPANIES-4.9%

                     8,100  General Electric Co. (U.S.)                 594,337

                    12,700  Tyco International Ltd.                     572,294

                     2,500  U.S. Industries, Inc.                        75,313
                                                                 --------------
                                                                      1,241,944
                                                                 --------------

ENERGY (SERVICES)-1.7%

                       900  Diamond Offshore Drilling, Inc.              43,313

                     2,500  Falcon Drilling Co. Inc.(1)                  87,656

                     9,800  Input/Output, Inc.(1)                       290,937
                                                                 --------------
                                                                        421,906
                                                                 --------------

ENVIRONMENTAL SERVICES-0.3%

                     2,200  USA Waste Services, Inc.(1)                  86,350
                                                                 --------------

FINANCIAL SERVICES-2.5%

                     1,300  American Express Credit Corp.               116,025

                     4,500  CIT Group Holdings, Inc. (The) Cl A(1)      145,125

                     1,500  Fannie Mae                                   85,594

                     1,300  Morgan Stanley, Dean Witter,
                               Discover & Co.                            76,862

                     3,850  Travelers Group, Inc.                       207,419
                                                                 --------------

                                                                        631,025
                                                                 --------------


FOOD & BEVERAGE-1.2%

                     4,600  Coca-Cola Company (The)                     306,475
                                                                 --------------


HEALTHCARE-0.4%

                     1,450  Cardinal Health, Inc.                       108,931
                                                                 --------------

INSURANCE-2.3%

                       900  American International Group, Inc.           97,875

                     3,100  Conseco Inc.                                140,856

                     8,100  SunAmerica, Inc.                            346,275
                                                                 --------------
                                                                        585,006
                                                                 --------------

LEISURE-0.4%

                     2,400  Viacom, Inc. Cl B(1)                         99,450
                                                                 --------------

See Notes to Financial Statements


     ANNUAL REPORT                               SCHEDULE OF INVESTMENTS      5


                            SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997



Shares/Principal Amount                                           Value
--------------------------------------------------------------------------------

MEDICAL EQUIPMENT & SUPPLIES-0.9%

                     1,900  Guidant Corp.                              $118,275

                     1,900  Medtronic, Inc.                              99,394
                                                                 --------------
                                                                        217,669
                                                                 --------------

PHARMACEUTICALS-5.7%

                     3,700  Bristol-Myers Squibb Co.                    350,113

                     6,200  Lilly (Eli) & Co.                           431,675

                       700  Merck & Co., Inc.                            74,375

                     4,100  Pfizer, Inc.                                305,706

                     2,300  Warner-Lambert Co.                          285,200
                                                                 --------------
                                                                      1,447,069
                                                                 --------------

PRINTING & PUBLISHING-1.2%

                     4,200  McGraw-Hill Companies, Inc. (The)           310,800
                                                                 --------------

RETAIL (SPECIALTY)-0.3%

                     3,700  Pier 1 Imports, Inc.                         83,712
                                                                 --------------

TOTAL COMMON STOCKS-37.5%                                             9,540,636
                                                                 --------------
   (Cost $7,164,053)

U.S. TREASURY SECURITIES

                $1,000,000  U.S. Treasury Notes,
                               6.125%, 3/31/98                        1,001,910

                   350,000  U.S. Treasury Notes,
                               6.00%, 9/30/98                           351,095

                   700,000  U.S. Treasury Notes,
                               5.125%, 11/30/98                         697,172

                 1,000,000  U.S. Treasury Notes,
                               7.75%, 1/31/00                         1,040,410

                 1,000,000  U.S. Treasury Notes,
                               5.75%, 10/31/00                        1,001,450

                   200,000  U.S. Treasury Notes,
                               5.625%, 11/30/00                         199,644

                   400,000  U.S. Treasury Notes,
                               6.625%, 6/30/01                          411,188

                   250,000  U.S. Treasury Notes,
                               6.375%, 9/30/01                          255,253

                   300,000  U.S. Treasury Notes,
                               6.25%, 1/31/02                           305,478

                   200,000  U.S. Treasury Notes,
                               6.50%, 5/31/02                           205,918

                 1,250,000  U.S. Treasury Notes,
                               5.75%, 8/15/03                         1,251,087

                   500,000  U.S. Treasury Notes,
                               7.875%, 11/15/04                         559,245

Shares/Principal Amount                                           Value
--------------------------------------------------------------------------------

                $2,000,000  U.S. Treasury Notes,
                               6.50%, 8/15/05                        $2,087,560

                   300,000  U.S. Treasury Notes,
                               5.875%, 11/15/05                         301,755

                   450,000  U.S. Treasury Notes,
                               6.50%, 10/15/06                          471,393
                                                                 --------------

TOTAL U.S. TREASURY SECURITIES--39.9%                                10,140,558
                                                                 --------------
   (Cost $9,983,766)

  U.S. GOVERNMENT AGENCY SECURITIES--0.6%

                   150,000  FNMA, MTN, 7.49%, 5/22/07                   154,356
                                                                 --------------

   (Cost $150,721)

SHORT-TERM CASH INVESTMENTS

       $3,300,000 par value FHLB Discount Notes,
              5.40%, 1/2/98(2)                                        3,300,000

       $2,000,000 par value FHLMC Discount Notes,
              5.80%, 1/6/98(2)                                        1,998,740

       300,000 Units of Participation in Chase Vista
              U.S. Government Money Market Fund
              (Institutional Shares)                                    300,000
                                                                 --------------
TOTAL SHORT-TERM
CASH INVESTMENTS-22.0%                                                5,598,740
                                                                 --------------

   (Cost $5,597,894)

TOTAL INVESTMENT SECURITIES-100.0%                                  $25,434,290
                                                                 ==============
   (Cost $22,896,434)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
MTN = Medium Term Note

(1) Non-income producing.

(2) The rates for U.S. Government Agency discount notes are the yield to maturity at purchase.

See Notes to Financial Statements


6      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                      STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

 ASSETS

Investment securities, at value
(identified cost of $22,896,434) (Note 3) ......................    $ 25,434,290

Cash ...........................................................          36,448

Dividends and interest receivable ..............................         178,947
                                                                    ------------
                                                                      25,649,685
                                                                    ------------
 LIABILITIES

Payable for investments purchased ..............................         379,947

Payable for capital shares redeemed ............................           4,626

Accrued management fees (Note 2) ...............................          21,319
                                                                    ------------
                                                                         405,892
                                                                    ------------
Net Assets .....................................................    $ 25,243,793
                                                                    ============
 CAPITAL SHARES, $0.01 PAR VALUE

Authorized .....................................................     200,000,000
                                                                    ============

Outstanding ....................................................       3,822,603
                                                                    ============

Net Asset Value Per Share ......................................    $       6.60
                                                                    ============
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ........................    $ 20,161,065

Undistributed net investment income ............................         540,483

Accumulated undistributed net realized gain
  from investments and foreign currency transactions ...........       2,004,389

Net unrealized appreciation on investments and translation of
  assets and liabilities in foreign currencies (Note 3) ........       2,537,856
                                                                    ------------
                                                                    $ 25,243,793
                                                                    ============
See Notes to Financial Statements


     ANNUAL REPORT                   STATEMENT OF ASSETS AND LIABILITIES      7


                            STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1997

 INVESTMENT INCOME

Income:
Interest .......................................................    $   896,375
Dividends (net of foreign taxes withheld of $462) ..............         74,521
                                                                    -----------
                                                                        970,896
                                                                    -----------
Expenses (Note 2)
Management fees ................................................        249,359
Directors' fees and expenses ...................................            244
                                                                    -----------
                                                                        249,603
                                                                    -----------
Net investment income ..........................................        721,293
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

Net realized gain (loss) on:
Investments ....................................................      2,012,681
Foreign currency transactions ..................................         (2,601)
                                                                    -----------
                                                                      2,010,080
                                                                    -----------
Change in net unrealized appreciation on:
Investments ....................................................        346,969
Translation of assets and liabilities in foreign currencies ....             27
                                                                    -----------
                                                                        346,996
                                                                    -----------

Net realized and unrealized gain on
investments and foreign currency ...............................      2,357,076
                                                                    -----------
Net Increase in Net Assets
Resulting from Operations ......................................    $ 3,078,369
                                                                    ===========
See Notes to Financial Statements


8     STATEMENT OF OPERATIONS                 AMERICAN CENTURY INVESTMENTS


                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1997 AND DECEMBER 31, 1996


Increase in Net Assets                                   1997            1996

 OPERATIONS

Net investment income ..........................   $    721,293    $    758,761

Net realized gain on investments and foreign
  currency transactions ........................      2,010,080       1,368,192

Change in net unrealized appreciation on
  investments and translation of assets
  and liabilities in foreign currencies ........        346,996          48,325
                                                   ------------    ------------
Net increase in net assets
  resulting from operations ....................      3,078,369       2,175,278
                                                   ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income .....................       (389,326)       (583,561)

From net realized gains
  from investment transactions .................     (1,349,891)     (1,133,859)
                                                   ------------    ------------
Decrease in net assets from distributions ......     (1,739,217)     (1,717,420)
                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ......................        918,761       1,450,803

Proceeds from reinvestment of distributions ....      1,739,217       1,717,420

Payments for shares redeemed ...................     (3,983,245)     (2,433,460)
                                                   ------------    ------------
Net increase (decrease) in net assets
  from capital share transactions ..............     (1,325,267)        734,763
                                                   ------------    ------------
Net increase in net assets .....................         13,885       1,192,621

NET ASSETS

Beginning of year ..............................     25,229,908      24,037,287
                                                   ------------    ------------
End of year ....................................   $ 25,243,793    $ 25,229,908
                                                   ============    ============
Undistributed net investment income ............   $    540,483    $    211,117
                                                   ============    ============
TRANSACTIONS IN SHARES OF THE FUND

Sold ...........................................        144,345         238,512

Issued in reinvestment of distributions ........        295,333         288,203

Redeemed .......................................       (628,781)       (398,378)
                                                   ------------    ------------
Net increase (decrease) ........................       (189,103)        128,337
                                                   ============    ============

See Notes to Financial Statements


     ANNUAL REPORT                   STATEMENTS OF CHANGES IN NET ASSETS      9


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., formerly TCI Portfolios, Inc., (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP Advantage, formerly TCI Advantage, (the Fund) is one of the six series of funds issued by the Corporation. The Fund's investment objective is current income and capital growth. The Fund seeks to achieve its investment objective by investing approximately 20% of the Fund's assets in cash or cash equivalents, 40% in fixed income securities with a weighted average maturity of three to ten years and 40% in equity securities that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.


10      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

    INCOME TAX STATUS -- It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

    ADDITIONAL INFORMATION -- Effective January 15, 1998, Funds Distributor, Inc. (FDI) became the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into a Management Agreement with ACIM, that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee is 1.00%.

    Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, totaled $13,642,229, including purchases of U.S. Treasury and Agency obligations totaling $849,688. Sales of investment securities, excluding short-term investments, totaled $15,729,730, including sales of U.S. Treasury and Agency obligations totaling $423,938.

    As of December 31, 1997, accumulated net unrealized appreciation was $2,471,579, based on the aggregate cost of investments for federal income tax purposes of $22,962,711, which consisted of unrealized appreciation of $2,522,897 and unrealized depreciation of $51,318.



     ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS      11


                             FINANCIAL HIGHLIGHTS

                                                          For a Share Outstanding Throughout the Years Ended December 31

                                                   1997            1996              1995             1994           1993

-------------------------------------------------------------------------------------------------------------------------

 PER-SHARE DATA

Net Asset Value,
Beginning of Year .......................   $       6.29     $       6.19     $       5.48     $       5.57   $       5.32
                                            ------------     ------------     ------------     ------------   ------------
Income From
Investment Operations

  Net Investment Income .................           0.19             0.20             0.20             0.15           0.11

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ............           0.56             0.34             0.71            (0.09)          0.25
                                            ------------     ------------     ------------     ------------   ------------
  Total From
  Investment Operations .................           0.75             0.54             0.91             0.06           0.36
                                            ------------     ------------     ------------     ------------   ------------
Distributions

  From Net Investment Income ............          (0.10)           (0.15)           (0.20)           (0.15)         (0.11)

  From Net Realized Gains
  on Investment Transactions ............          (0.34)           (0.29)            --               --             --
                                            ------------     ------------     ------------     ------------   ------------
  Total Distributions ...................          (0.44)           (0.44)           (0.20)           (0.15)         (0.11)
                                            ------------     ------------     ------------     ------------   ------------
Net Asset Value, End of Year ............   $       6.60     $       6.29     $       6.19     $       5.48   $       5.57
                                            ============     ============     ============     ============   ============
  Total Return(1) .......................          12.83%            9.25%           16.75%            1.03%          6.82%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...................           0.99%            0.98%            0.95%            1.00%          1.00%

Ratio of Net Investment Income
to Average Net Assets ...................           2.85%            3.10%            3.32%            2.65%          2.07%

Portfolio Turnover Rate .................             69%              80%              99%              57%            77%

Average Commission Paid per
Share of Equity Security Traded .........   $     0.0381     $     0.0380     $     0.0410            --(2)          --(2)

Net Assets, End
of Year (in thousands) ..................   $     25,244     $     25,230     $     24,037     $     22,413   $     20,959

(1)Total  return   assumes   reinvestment   of  dividends   and  capital   gains
   distributions, if any.

(2)Disclosure of average commission paid per share of equity security traded was not required prior to the year ended December 31, 1995.

See Notes to Financial Statements


12      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century VP Advantage (formerly TCI Advantage) (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc. (formerly TCI Portfolios, Inc.), as of December 31, 1997, and the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The financial statements and the financial highlights of the Fund for each of the years in the four-year period ended December 31, 1996 were audited by other auditors whose report, dated January 21, 1997, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century VP Advantage as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
January 30, 1998


     ANNUAL REPORT                          INDEPENDENT AUDITORS' REPORT     13


                                     NOTES


 14     NOTES                                  AMERICAN CENTURY INVESTMENTS


                                     NOTES


     ANNUAL REPORT                                                 NOTES     15


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

    The fund's investment philosophy focuses on four important principles.

    We attempt to keep the fund's equity and bond portfolios fully invested at their respective percentages (see below), regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit potential for gain.

    For the equity portfolio, the management team seeks to own highly successful companies, which we define as those whose earnings and revenues are growing at accelerating rates.

    For the fixed income portfolio, "quality first" is the rule. The management team seeks only investment-grade bonds and money market securities--those rated in the top four quality categories by nationally recognized statistical organizations.

    Each portfolio is managed by a team, rather than by one "star" manager. We believe this allows us to make better, more consistent management decisions.

    VP ADVANTAGE seeks to provide current income and capital growth. Under normal market conditions the fund keeps about 40% of its assets in quality, intermediate-term U.S. bonds, 20% in U.S. government money market securities with a weighted average maturity of six months or less and the remaining 40% in the stocks of firms considered by management to have better than average prospects for appreciation.

COMPARATIVE INDICES

    The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

    The BLENDED INDEX is considered the benchmark for VP Advantage. It combines three widely known indices in proportion to the asset mix of the fund. Accordingly, 40% of the index is represented by the Lehman Intermediate Government Bond Index. Another 40% of the index is represented by the S&P 500 and the remaining 20% of the index is represented by a three-month Treasury bill index.

    The LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX is considered to represent the performance of a high-quality protfolio of intermediate-term U.S. Treasury and government agency bonds. The index is composed of over 800 U.S. Treasury and government agency securities with an average maturity of three to five years.

    The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock performance.

    The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.


16      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

FIXED-INCOME TERMS

* CREDIT QUALITY reflects the financial strength of a debt security issuer and the likelihood of timely payment of interest and principal.

* DURATION is a measure of the sensitivity of a fixed-income portfolio to changes in interest rates. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

* STANDARD & POOR'S (S&P) is an independent rating company, one of the two best known in the U.S. (the other is Moody's). The credit ratings issued by S&P and Moody's reflect the perceived financial strength (credit quality) of debt issuers. Debt securities rated "investment grade" (deemed to be of high enough credit quality to be appropriate investments for banks and other institutions) by S&P are those rated BBB or higher (the highest rating is AAA).

* WEIGHTED AVERAGE MATURITY (WAM), another measurement of the sensitivity of a fixed-income portfolio to interest rate changes, indicates the average time until the principal in the portfolio is expected to be repaid, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the "Financial Highlights" on page 12.

EQUITY TERMS

* BLUE-CHIP STOCKS -- generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS -- generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, computer hardware and computer software companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average, the S&P 500 and the Russell 1000 Index.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Nasdaq Composite Index and the Russell 2000 Index.

* VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


     ANNUAL REPORT                                              GLOSSARY     17

[american century logo]
American
Century(reg.sm)

P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INVESTOR SERVICES:
1-800-345-3533 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3485

FAX: 816-340-4360

INTERNET: WWW.AMERICANCENTURY.COM

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.

9802           [recycled logo]
SH-BKT-11072      Recycled

                                     ANNUAL
                                     REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)

                                DECEMBER 31, 1997

                                AMERICAN CENTURY
                                    VARIABLE
                                PORTFOLIOS, INC.

                               VP Income & Growth

                                TABLE OF CONTENTS

Our Message to You ........................................................    1
Performance & Portfolio Information .......................................    2
Management Q & A ..........................................................    3
Schedule of Investments ...................................................    5
Statement of Assets and Liabilities .......................................    8
Statement of Operations ...................................................    9
Statement of Changes in Net Assets ........................................   10
Notes to Financial Statements .............................................   11
Financial Highlights ......................................................   13
Independent Auditors' Report ..............................................   14
Background Information
           Investment Philosophy and Policies .............................   16
           Comparative Indices ............................................   16
Glossary ..................................................................   17

We welcome your comments or questions about this report.

See the back cover for ways to contact us by mail, phone or e-mail.

American Century and Benham Group are registered marks of American Century Services Corporation.


                          AMERICAN CENTURY INVESTMENTS


                               OUR MESSAGE TO YOU

           [photo of James E. Stowers, Jr. and James E. Stowers III]

    We are proud to present our first annual report for the VP Income & Growth fund. Launched on October 30, 1997, the fund is designed to provide current income and capital appreciation by investing in U.S. stocks. Using American Century's quantitative investment process, the fund's management team selects stocks based on growth and value measures.

    During its first two months, the fund provided very competitive returns compared with the S&P 500. In the following pages, our investment management team provides details on the fund's performance and investment strategy.

    This year was unusually volatile, especially for small and midsize stocks. Early in the year, the market rally had a very narrow focus. At one point, large companies were outperforming smaller ones by the greatest margin in 50 years. Smaller stocks bounced back sharply in the second and much of the third quarter, until the turmoil in Southeast Asia pulled down equity prices in general.

    Volatility aside, 1997 was a very good year for performance. A strong economy, low interest rates, benign inflation and a continuing stream of assets flowing into stocks helped produce the U.S. stock market's third year of exceptional returns. In fact, 1995-97 marked one of the best three-year performance records in the history of the S&P 500.

    Although we believe a fourth year of similar returns is unlikely, please keep in mind that the U.S. economy is very healthy, and that should continue to benefit stocks.

    This past year was also eventful for American Century. In July, J.P. Morgan agreed to become a significant minority shareholder in American Century. J.P. Morgan has been in business over 150 years, serving institutions, governments and individuals with complex financial needs. Under the terms of the business partnership, which was finalized January 15, 1998, American Century will continue to operate as an independent company. Our corporate management team will remain the same, and the Stowers family will retain voting control of American Century.

    On a more personal note, 1998 also marks the 40th year since we launched our first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, money market, and combination (stock and bond) funds that provide investors with such a wide range of choice and flexibility.

    Whatever  your  financial   goals,  we  believe   American  Century  has  an
outstanding lineup of funds to help you reach them.

Sincerely,


/s/James E. Stowers, Jr.                  /s/James E. Stowers III
James E. Stowers, Jr.                     James E. Stowers III
Chairman of the Board and Founder         Chief Executive Officer


ANNUAL REPORT                                    OUR MESSAGE TO YOU    1


                       PERFORMANCE & PORTFOLIO INFORMATION

                                                   LIFE OF FUND(1)
------------------------------------------------------------------
TOTAL RETURNS AS OF DECEMBER 31, 1997(2)
    VP Income & Growth ...............................  7.80%
    S&P 500 ..........................................  7.82%

(1) The fund's inception date was October 30, 1997.

(2) Returns for periods less than one year are not annualized.

See pages 16-17 for more information about returns and the comparative index.

PORTFOLIO AT A GLANCE
                                    12/31/97
Number of Companies                    118
Price/Earnings Ratio (Median)         17.9
Portfolio Turnover                     10%

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made 10/30/97

                            Value on 12/31/97
                VP Income & Growth           S & P 500
10/30/97            $10,000                   $10,000
11/30/97            $10,540                   $10,572
12/31/97            $10,780                   $10,782

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

               See the Glossary on page 17 for investment terms.


2     PERFORMANCE & PORTFOLIO INFORMATION         AMERICAN CENTURY INVESTMENTS


                                MANAGEMENT Q & A

    An interview with John Schniedwind and Kurt Borgwardt, portfolio managers on the VP Income & Growth fund investment team.

HOW DID THE FUND PERFORM?

    From its inception on October 30, 1997, through December 31, 1997, the fund posted a total return of 7.80%, compared with the 7.82% return of the S&P 500. Keep in mind, however, that the fund has only been in operation for two months, so it's hard to draw any meaningful conclusions from its performance.

WHAT IS YOUR INVESTMENT APPROACH FOR THE FUND?

    We use a quantitative approach, which means we use computer models to help us make investment decisions. We start with a universe of more than 2,500 stocks, representing the largest public companies in the U.S. Our stock-ranking model gives each stock a score based on a variety of growth and value measures, like cash flow, earnings growth, and price/book ratio.

    Once the stocks are ranked, another computer program helps create a fund portfolio that balances high-scoring stocks with an overall risk level that is comparable to the S&P 500. The model also targets dividend yield for the fund that is 30% higher than the yield of the S&P 500.

HOW DID YOU POSITION THE FUND DURING ITS FIRST TWO MONTHS?

    The fund opened during a turbulent time. Just a week before it commenced operations, the major U.S. stock market indexes dropped approximately 7% in one day. With increasing market volatility and investor concerns about corporate earnings growth, we focused on stocks that we felt offered attractive values relative to the broader market.

    Our stock-ranking model steered us toward telecommunications companies. The Federal Communications Act of 1996 created a lot of opportunities for telephone companies to expand their services. In 1997, mergers and acquisitions helped put many of these companies in a better competitive position. Two telecommunications companies, Ameritech and U S WEST, are among the fund's top ten holdings (see the chart below).

    We also emphasized financial stocks, which had the best returns of any sector of the market in 1997. Banking, financial services and insurance were among the fund's biggest industry holdings. Economic conditions--solid growth and low inflation--were ideal for financial companies, and strong bond market performance also boosted their earnings. However, the financial sector struggled a bit at year-end because of concerns about exposure to Southeast Asia.

TOP TEN HOLDINGS                        % of fund investments

                                                  As of
                                                12/31/97
Unilever N.V.                                     3.2%
Merck & Co., Inc.                                 2.7%
Ford Motor Co.                                    2.5%
Microsoft Corp.                                   2.2%
Ameritech Corp.                                   2.0%
Atlantic Richfield Co.                            2.0%
Procter & Gamble Co.                              2.0%
Morgan Stanley, Dean Witter, Discover & Co.       2.0%
U S WEST Communications, Inc.                     1.9%
Bankers Trust New York Corp.                      1.9%


ANNUAL REPORT                                      MANAGEMENT Q & A       3


                                MANAGEMENT Q & A

SPEAKING OF SOUTHEAST ASIA, WHAT EFFECTS DO YOU THINK THE SOUTHEAST ASIAN FINANCIAL CRISIS WILL HAVE ON THE U.S. STOCK MARKET?

    For U.S. businesses, the Asian crisis will likely depress earnings modestly, though some companies will be hurt more than others. Companies that depend on Asia for sales growth will get the worst of it, while those that get their raw materials or source products from the region will actually benefit from lower prices. But it will probably take the first half of 1998 to sort out the full impact of the Asian crisis, so we're likely to see continued volatility in the U.S. stock market.

DOES THIS MEAN A TOUGH YEAR AHEAD FOR U.S. STOCKS?

    Not necessarily. While we certainly can't count on the 20-plus% returns we've seen the last three years, the outlook for stocks is still fairly good. We expect U.S. corporate earnings to continue to grow, though at a slower pace than in 1997.

    In addition, economic conditions should remain favorable for stocks. The U.S. economy is likely to slow slightly in 1998, but it should continue to grow at a moderate level that will be positive for U.S. businesses. Slowing economic growth will also help keep a lid on inflation, which rose at its slowest pace in a dozen years in 1997.

WITH THIS IN MIND, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

    In general, we plan to continue following our basic principles--remaining fully invested in a diversified portfolio of U.S. stocks, and using our stock-ranking model to find what we believe to be the most attractive companies.

    We still favor financial services and telecommunications stocks, while we're
underweighted  in  pharmaceutical   and  consumer   services  stocks,   such  as
restaurants, hotels and media companies.

    We'll continue to emphasize certain sectors that were beaten up during the fourth quarter of 1997 and now offer better relative values. An example is technology stocks, many of which plummeted in the fourth quarter because they were expected to suffer the most damage from the Southeast Asian crisis. But we now see value in many larger technology companies, such as Microsoft.

    We're also selectively looking at consumer growth stocks--drug companies like Merck, and home products manufacturers like Procter & Gamble. These stocks dominated the market in 1996 and early 1997 before sliding late last year. Procter & Gamble and Unilever are two companies that we currently like and are among the fund's top ten holdings.

TOP FIVE INDUSTRIES                      % of fund investments

                                                  As of
                                                12/31/97
Communications Services                           8.2%
Banking                                           8.1%
Energy (Production & Marketing)                   7.1%
Financial Services                                6.2%
Pharmaceuticals                                   5.6%


4   MANAGEMENT Q & A                       AMERICAN CENTURY INVESTMENTS


                             SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997


Shares                                                               Value
--------------------------------------------------------------------------------

COMMON STOCKS

AEROSPACE & DEFENSE--3.0%

                       100  AlliedSignal Inc.                   $       3,894

                       100  General Dynamics Corp.                      8,644

                        12  Raytheon Co. Cl A                             592

                       300  United Technologies Corp.                  21,844
                                                                ----------------

                                                                          34,974
                                                                ----------------

AUTOMOBILES & AUTO PARTS--3.5%

                       600  Ford Motor Co.                             29,212

                       200  General Motors Corp.                       12,125
                                                                ----------------

                                                                          41,337
                                                                ----------------

BANKING--8.1%

                       300  BankAmerica Corp.                          21,900

                       200  Bankers Trust New York Corp.               22,487

                       100  Chase Manhattan Corp.                      10,950

                       100  Citicorp                                   12,644

                       300  First Union Corp.                          15,375

                       200  NationsBank Corp.                          12,163
                                                                ----------------

                                                                          95,519
                                                                ----------------

BUILDING & HOME IMPROVEMENTS--0.5%

                       200  Premark International, Inc.                 5,800
                                                                ----------------

BUSINESS SERVICES & SUPPLIES--1.5%

                       400  Kelly Services, Inc. Cl A                  12,025

                       200  Ogden Corp.                                 5,637
                                                                ----------------

                                                                          17,662
                                                                ----------------

CHEMICALS & RESINS--2.7%

                       200  Dow Chemical Co.                           20,300

                       200  du Pont (E.I.) de Nemours & Co.            12,012
                                                                ----------------

                                                                          32,312
                                                                ----------------

COMMUNICATIONS EQUIPMENT--1.4%

                       200  Lucent Technologies Inc.                   15,975
                                                                ----------------

COMMUNICATIONS SERVICES--8.2%

                       300  Ameritech Corp.                            24,150

                       200  Bell Atlantic Corp.                        18,200

                       300  BellSouth Corp.                            16,894

                       300  GTE Corp.                                  15,675

                       500  U S WEST Communications Group              22,562
                                                                ----------------

                                                                          97,481
                                                                ----------------


Shares                                                               Value
--------------------------------------------------------------------------------

COMPUTER PERIPHERALS--1.2%

                       100  Adaptec, Inc.(1)                    $       3,719

                       200  EMC Corp. (Mass.)(1)                        5,487

                       100  Lexmark International Group, Inc.(1)        3,800

                       100  Western Digital Corp.(1)                    1,606
                                                                ----------------

                                                                          14,612
                                                                ----------------

COMPUTER SOFTWARE & SERVICES--3.6%

                       100  Adobe Systems Inc.                          4,119

                       200  Microsoft Corp.(1)                         25,844

                       100  Network Associates, Inc.(1)                 5,278

                       100  Parametric Technology Corp.(1)              4,731

                       100  Symantec Corp.(1)                           2,209
                                                                ----------------

                                                                          42,181
                                                                ----------------

COMPUTER SYSTEMS--2.2%

                       200  Compaq Computer Corp.                      11,288

                       100  International Business Machines
                                Corp.                                  10,456

                       100  Sun Microsystems, Inc.(1)                   3,994
                                                                ----------------

                                                                          25,738
                                                                ----------------

CONSTRUCTION & PROPERTY
DEVELOPMENT--0.3%

                       100  Fluor Corp.                                 3,737
                                                                ----------------

CONSUMER PRODUCTS--3.1%

                       200  National Service Industries                 9,912

                       300  Procter & Gamble Co. (The)                 23,944

                       200  Singer Co. N.V. (The)                       1,713

                       100  Stride Rite Corp. (The)                     1,200
                                                                ----------------

                                                                          36,769
                                                                ----------------

CONTROL & MEASUREMENT--1.0%

                       100  Beckman Instruments, Inc.                   4,000

                       100  Emerson Electric Co.                        5,644

                       100  Fluke Corp.                                 2,606
                                                                ----------------

                                                                          12,250
                                                                ----------------

DIVERSIFIED COMPANIES--5.4%

                       200  General Electric Co. (U.S.)                14,675

                       100  Honeywell Inc.                              6,850

                       100  Tyco International Ltd.                     4,506

                       600  Unilever N.V.                              37,463
                                                                ----------------

                                                                          63,494
                                                                ----------------

See Notes to Financial Statements


ANNUAL REPORT                               SCHEDULE OF INVESTMENTS       5


                             SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997


Shares                                                               Value
--------------------------------------------------------------------------------

ELECTRICAL & ELECTRONIC COMPONENTS--2.9%

                       200  Intel Corp.                          $     14,044

                       100  KLA-Tencor Corporation(1)                   3,859

                       200  Raychem Corp.                               8,613

                       100  Texas Instruments Inc.                      4,500

                       100  Vitesse Semiconductor Corp.(1)              3,806
                                                                ----------------

                                                                          34,822
                                                                ----------------

ENERGY (PRODUCTION & MARKETING)--7.1%

                       300  Atlantic Richfield Co.                     24,037

                       200  Chevron Corp.                              15,400

                       300  Exxon Corp.                                18,356

                       100  Imperial Oil Ltd.                           6,394

                       100  Mobil Corp.                                 7,219

                       100  NICOR Inc.                                  4,219

                       100  Texaco Inc.                                 5,438

                       100  USX-Marathon Group                          3,375
                                                                ----------------

                                                                          84,438
                                                                ----------------

ENERGY (SERVICES)--1.8%

                       200  Schlumberger Ltd.                          16,100

                       100  Tidewater Inc.                              5,513
                                                                ----------------

                                                                          21,613
                                                                ----------------

ENVIRONMENTAL SERVICES--0.3%

                       100  Browning-Ferris Industries, Inc.            3,700
                                                                ----------------

FINANCIAL SERVICES--6.2%

                       100  Bear Stearns Companies Inc.                 4,750

                       100  Equitable Companies Inc.                    4,975

                       100  Green Tree Financial Corp.                  2,619

                       100  Lehman Brothers Holdings, Inc.              5,100

                       200  Merrill Lynch & Co., Inc.                  14,588

                       100  Money Store Inc. (The)                      2,100

                        400 Morgan Stanley, Dean Witter,
                                Discover & Co.                         23,650

                       300  Travelers Group, Inc.                      16,162
                                                                ----------------

                                                                          73,944
                                                                ----------------

FOOD & BEVERAGE--1.0%

                       100  Coca-Cola Company (The)                     6,663

                       200  Lance, Inc.                                 5,300
                                                                ----------------

                                                                          11,963
                                                                ----------------

HEALTHCARE--0.5%

                       100  FPA Medical Management, Inc.(1)     $       1,875

                       100  Wellpoint Health Networks Inc.(1)           4,225
                                                                ----------------

                                                                           6,100
                                                                ----------------

INDUSTRIAL EQUIPMENT & MACHINERY--2.8%

                       200  Caterpillar Inc.                            9,712

                       200  Dover Corp.                                 7,225

                       100  Dresser Industries, Inc.                    4,194

                       300  Ingersoll-Rand Co.                         12,150
                                                                ----------------

                                                                          33,281
                                                                ----------------

INSURANCE--2.1%

                       100  Aetna Inc.                                  7,056

                       100  Conseco Inc.                                4,544

                       100  Everest Reinsurance Holdings, Inc.          4,125

                       100  Hartford Financial Services                 9,356
                                                                ----------------

                                                                          25,081
                                                                ----------------

LEISURE--0.6%

                       100  Eastman Kodak Co.                           6,081

                       100  Jackpot Enterprises, Inc.(1)                1,131
                                                                ----------------

                                                                           7,212
                                                                ----------------

MACHINERY & EQUIPMENT--0.3%

                       100  Timken Co.                                  3,437
                                                                ----------------

MEDICAL EQUIPMENT & SUPPLIES--2.0%

                       100  Becton, Dickinson and Co.                   5,000

                       300  Hillenbrand Industries, Inc.               15,356

                       100  US Surgical Corp.                           2,931
                                                                ----------------

                                                                          23,287
                                                                ----------------

METALS & MINING--0.4%

                       100  Parker-Hannifin Corp.                       4,587
                                                                ----------------

OFFICE EQUIPMENT & SUPPLIES--0.6%

                       100  Xerox Corp.                                 7,381
                                                                ----------------

PAPER & FOREST PRODUCTS--0.5%

                       400  Pope & Talbot, Inc.                         6,025
                                                                ----------------

PHARMACEUTICALS--5.6%

                       200  Bristol-Myers Squibb Co.                   18,925

                       200  Johnson & Johnson                          13,175

                       300  Merck & Co., Inc.                          31,875

                       100  Mylan Laboratories Inc.                     2,094
                                                                ----------------

                                                                          66,069
                                                                ----------------

See Notes to Financial Statements


6   SCHEDULE OF INVESTMENTS                    AMERICAN CENTURY INVESTMENTS


                             SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997


Shares                                                               Value
--------------------------------------------------------------------------------

PRINTING & PUBLISHING--1.3%

                       400  Deluxe Corp.                          $     13,800

                       100  Moore Corporation Ltd.                       1,513
                                                                 ---------------

                                                                          15,313
                                                                 ---------------

RETAIL (APPAREL)--1.2%

                       200  Burlington Coat Factory
                                Warehouse Corp.                          3,288

                       100  Liz Claiborne, Inc.                          4,181

                       100  Ross Stores, Inc.                            3,644

                       100  TJX Companies, Inc. (The)                    3,437
                                                                 ---------------

                                                                          14,550
                                                                 ---------------

RETAIL (FOOD & DRUG)--0.4%

                       100  SYSCO Corp.                                  4,556
                                                                 ---------------

RETAIL (GENERAL MERCHANDISE)--0.8%

                       100  Federated Department Stores, Inc.(1)         4,306

                       100  Sears, Roebuck & Co.                         4,525
                                                                 ---------------

                                                                           8,831
                                                                 ---------------

RETAIL (SPECIALTY)--0.3%

                       100  CompUSA Inc.                                 3,100
                                                                 ---------------

TEXTILES & APPAREL--0.4%

                       100  Dexter Corp. (The)                           4,319
                                                                 ---------------

TOBACCO--1.9%

                       400  Philip Morris Companies Inc.                18,125

                       100  Universal Corp.                              4,113
                                                                 ---------------

                                                                          22,238
                                                                 ---------------

TRANSPORTATION--0.2%

                       200  Laidlaw Inc.                                 2,725
                                                                 ---------------

UTILITIES--4.7%

                       200  Atlantic Energy, Inc.                        4,238

                       300  FPL Group, Inc.                             17,756

                       200  Minnesota Power & Light Co.                  8,712

                       100  NUI Corp.                                    2,869

                       100  Pacific Enterprises                          3,763

                       100  People's Energy Corp.                        3,938

                       200  Rochester Gas & Electric Corp.               6,800

                       200  Utilicorp United Inc.                        7,762
                                                                 ---------------

                                                                          55,838
                                                                 ---------------

TOTAL COMMON STOCKS--91.6%                                           1,084,251
                                                                 ---------------
   (Cost $1,018,850)


Principal Amount                                                        Value
--------------------------------------------------------------------------------

SHORT-TERM CASH INVESTMENTS--8.4%

       $100,000 par value FHLB Discount Notes,
              5.40%, 1/2/98(2)                                     $   100,000
                                                                 ---------------

   (Cost $99,985)

TOTAL INVESTMENT SECURITIES--100.0%                                 $1,184,251
                                                                 ===============
   (Cost $1,118,835)


NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

(1)  Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements


ANNUAL REPORT                               SCHEDULE OF INVESTMENTS       7


                       STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

ASSETS

Investment securities, at value
   (identified cost of $1,118,835) (Note 3) ................        $  1,184,251

Cash .......................................................              39,526

Receivable for investments sold ............................              25,169

Dividends and interest receivable ..........................               1,935
                                                                    ------------
                                                                       1,250,881
                                                                    ------------
LIABILITIES

Payable for investments purchased ..........................              16,830

Payable for capital shares redeemed ........................               3,255

Accrued management fees (Note 2) ...........................                 670
                                                                    ------------
                                                                          20,755
                                                                    ------------
Net Assets .................................................        $  1,230,126
                                                                    ============
CAPITAL SHARES, $0.01 PAR VALUE

Authorized .................................................         200,000,000
                                                                    ============
Outstanding ................................................             228,372
                                                                    ============
Net Asset Value Per Share ..................................        $       5.39
                                                                    ============
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ....................        $  1,151,925

Undistributed net investment income ........................               3,612

Accumulated undistributed net realized
  gain from investments ....................................               9,173

Net unrealized appreciation on
  investments (Note 3) .....................................              65,416
                                                                    ------------
                                                                    $  1,230,126
                                                                    ============

See Notes to Financial Statements


8     STATEMENT OF ASSETS AND LIABILITIES     AMERICAN CENTURY INVESTMENTS


                             STATEMENT OF OPERATIONS

FOR THE PERIOD OCTOBER 30, 1997 (INCEPTION) THROUGH DECEMBER 31, 1997

INVESTMENT INCOME

Income:

Dividends ....................................................           $ 4,051

Interest .....................................................               854
                                                                         -------
                                                                           4,905
                                                                         -------
Expenses (Note 2):

Management fees ..............................................             1,290

Directors' fees and expenses .................................                 3
                                                                         -------
                                                                           1,293
                                                                         -------
Net investment income ........................................             3,612
                                                                         -------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 3)

Net realized gain on investments .............................             9,173

Change in net unrealized appreciation
  on investments .............................................            65,416
                                                                         -------
Net realized and unrealized gain
  on investments .............................................            74,589
                                                                         -------
Net Increase in Net Assets
Resulting from Operations ....................................           $78,201
                                                                         =======
See Notes to Financial Statements


ANNUAL REPORT                               STATEMENT OF OPERATIONS       9


                       STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD ENDED DECEMBER 31, 1997

Increase in Net Assets                                                1997(1)

OPERATIONS

Net investment income ....................................          $     3,612

Net realized gain on investments .........................                9,173

Change in net unrealized appreciation
  on investments .........................................               65,416
                                                                    -----------
Net increase in net assets resulting
  from operations ........................................               78,201
                                                                    -----------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ................................            1,670,018

Payments for shares redeemed .............................             (518,093)
                                                                    -----------
Net increase in net assets from
  capital share transactions .............................            1,151,925
                                                                    -----------
Net increase in net assets ...............................            1,230,126

NET ASSETS

Beginning of period ......................................                 --
                                                                    -----------
End of period ............................................          $ 1,230,126
                                                                    ===========
Undistributed net investment income ......................          $     3,612
                                                                    ===========
TRANSACTIONS IN SHARES
OF THE FUND

Sold .....................................................              325,834

Redeemed .................................................              (97,462)
                                                                    -----------
Net increase .............................................              228,372
                                                                    ===========

(1) October 30, 1997 (inception) through December 31, 1997.

See Notes to Financial Statements


10    STATEMENT OF CHANGES IN NET ASSETS          AMERICAN CENTURY INVESTMENTS


                          NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Variable Portfolios, Inc., (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP Income & Growth, (the Fund) is one of the six series of funds issued by the Corporation. The Fund's investment objective is dividend growth, current income and capital appreciation through investment in common stocks. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS--The Fund may enter into stock index futures contracts in order to manage the Fund's exposure to changes in market conditions. One of the risks of entering into futures contracts includes the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at December 31, 1997.

    REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

    JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       11


                          NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

    ADDITIONAL  INFORMATION--Effective January 15, 1998, Funds Distributor, Inc.
(FDI) became the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 0.70%.

    Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases  and  sales  of  investment   securities,   excluding   short-term
investments, totaled $1,112,400 and $102,723, respectively.

    As of December 31, 1997, accumulated net unrealized appreciation was $65,416, consisting of unrealized appreciation of $85,472 and unrealized depreciation of $20,056. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


12      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                              FINANCIAL HIGHLIGHTS

          For a Share Outstanding Throughout the Period Ended December 31, 1997

                                                    1997(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ......................................          $      5.00
                                                                    -----------
Income From Investment Operations

  Net Investment Income ..................................                 0.02

  Net Realized and Unrealized Gain
  on Investment Transactions .............................                 0.37
                                                                    -----------
  Total From Investment Operations .......................                 0.39
                                                                    -----------
Net Asset Value, End of Period ...........................          $      5.39
                                                                    ===========
  Total Return(2) ........................................                 7.80%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets(3) .................................                 0.70%

Ratio of Net Investment Income
to Average Net Assets(3) .................................                 1.94%

Portfolio Turnover Rate ..................................                   10%

Average Commission Paid per
Share of Equity Security Traded ..........................          $    0.0216

Net Assets, End
of Period (in thousands) .................................          $     1,230

(1) October 30, 1997 (inception) through December 31, 1997.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total return is not annualized.

(3) Annualized.

See Notes to Financial Statements


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       13


                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,

American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century VP Income & Growth (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc., as of December 31, 1997, and the related statements of operations and changes in net assets for the period October 30, 1997 (inception) through December 31, 1997, and the financial highlights for the period October 30, 1997 (inception) through December 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century VP Income & Growth as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Kansas City, Missouri
January 30, 1998


14      INDEPENDENT AUDITORS' REPORT           AMERICAN CENTURY INVESTMENTS


                                      NOTES


     ANNUAL REPORT                                                 NOTES    15


                             BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    American Century's quantitative equity funds are managed to provide returns that are representative of the U.S. stock market as a whole. The funds' investment management team employs a computer model as a key tool in making investment decisions. A stock-ranking model analyzes more than 2,500 U.S. stocks, giving each a score based on growth and value measures such as cash flow, earnings growth, and price/book ratio. Once the stocks are ranked, a computer program helps create a portfolio that balances high-scoring stocks with an overall risk level that is comparable to the broader stock market.

    VP INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500. The fund's management team also targets a dividend yield that is 30% higher than the yield of the S&P 500.

COMPARATIVE INDICES

    The index listed below is used in the report to serve as a fund performance comparison. It is not an investment product available for purchase.

    The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded U.S. companies that are considered leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock performance.


    16  BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                    GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

TYPES OF STOCKS

*  BLUE-CHIP  STOCKS--  stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (thetotal value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

STATISTICAL TERMINOLOGY

* DIVIDEND YIELD--a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


     ANNUAL REPORT                                              GLOSSARY  17

[american century logo]
American
Century(reg.sm)

P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INVESTOR SERVICES:
1-800-345-3533 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3485

FAX: 816-340-4360

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


(c) 1998 AMERICAN CENTURY SERVICES CORPORATION  FUNDS DISTRIBUTOR, INC.


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